[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.1

EXCLUSIVE LICENSE AGREEMENT

by and between

TESARO, INC.

and

MILLENNIUM PHARMACEUTICALS, INC.

Dated as of July 27, 2017

EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of July 27, 2017 (the “Effective Date”) by and between TESARO, INC., a Delaware corporation having an address at 1000 Winter Street, Suite 3300, Waltham, Massachusetts 02451, U.S.A. (“TESARO”), and MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation and wholly-owned subsidiary of Takeda Pharmaceutical Company Limited having an address at 40 Landsdowne Street, Cambridge, MA 02139, U.S.A (“Licensee”).  TESARO and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, TESARO is an oncology-focused biopharmaceutical company which owns or controls certain intellectual property rights related to niraparib, a proprietary poly (ADP-ribose) polymerase, or PARP, inhibitor;

WHEREAS, Licensee desires to license from TESARO such intellectual property rights in the Licensed Territory, and to commercially develop, manufacture, use and sell the Product (as hereinafter defined) based upon the same throughout the Licensed Territory; and

WHEREAS, TESARO desires to grant such a license to Licensee on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1.	DEFINITIONS

All references to particular Exhibits, Articles or Sections shall mean the Exhibits to, and Articles and Sections of, this Agreement, unless otherwise specified. For the purposes of this Agreement and the Exhibits hereto, the following words and phrases shall have the following meanings:

Section 1.1	“Accounting Standards” means U.S. generally accepted accounting principles or International Financial Reporting Standards, consistently applied.
Section 1.2	“Additional Materials” shall have the meaning set forth in Section 2.4.2(a).
Section 1.3

“Affiliate” means, with respect to any Person, any other Person which controls, is controlled by or is under common control with such Person, now or in the future, for as long as such control exists. For purposes of this Section, “control” shall mean the direct or indirect ownership of more than fifty percent (50%) of the voting or economic interest of a Person,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of a Person. For clarity, once a Person ceases to be an Affiliate of a Party, then, without any further action, such Person shall cease to have any rights, including license and sublicense rights, under this Agreement by reason of being an Affiliate of such Party. For any avoidance of doubt, the Parties acknowledge and agree that, as of the Effective Date, [***] (collectively “[***]”) are not Affiliates of Licensee under the foregoing definition.

Section 1.4

“Affordable Basis” means making a product available to patients for no more than [***].  In determining Affordable Basis, the Parties recognize that, to the extent that a Party engages a Third Party in the Commercialization of a product on an Affordable Basis in a country, such Third Party shall be entitled to a reasonable profit margin that is customary in the generic drug industry for that country; provided, that the applicable Party uses commercially reasonable efforts to minimize such Third Party profits.

Section 1.5	“Agreement” shall have the meaning set forth in the preamble.
Section 1.6	“Alliance Manager” shall have the meaning set forth in Section 5.1.7.
Section 1.7

“Anti-Corruption Laws” means all applicable Laws, conventions and international financial institution rules regarding corruption, bribery, ethical business conduct, money laundering, political contributions, gifts and gratuities, or lawful expenses to public officials and private persons, agency relationships, commissions, lobbying, books and records, and financial controls.

Section 1.8	“Audited Party” shall have the meaning set forth in Section 3.9.
Section 1.9	“Authorized Generic Product” means, subject to TESARO’s approval right under Section 6.5.1(e), a Product authorized by Licensee to be sold by [***], in accordance with [***].
Section 1.10

“AZ Agreements” means the following agreements between TESARO and AstraZeneca UK Limited (“AZ”), as amended from time to time: the Patent License Agreement, dated October 4, 2012, between AZ (the Institute of Cancer Research) and TESARO; and the Patent License Agreement, dated October 4, 2012, between AZ (University of Sheffield) and TESARO.

Section 1.11

“Bulk Product” means (a) for clinical purposes, (i) the Product and placebo (as necessary) in unlabeled bulk capsule form, or (ii) if available, the Product and placebo (as necessary) in tablet form, and (b) for commercial purposes, (i) the Product in unlabeled bulk capsule form, or (ii) if available, the Product in tablet form.

Section 1.12	“Business Day” means any day other than a day which is a Saturday, a Sunday or any day banks are authorized or required to be closed in the United States.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 1.13

“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31, for so long as this Agreement is in effect; provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date until the end of the first full Calendar Quarter thereafter, and (b) the last Calendar Quarter of the Term shall end upon the expiration of this Agreement.

Section 1.14

“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, for so long as this Agreement is in effect; provided, however, that (a) the first Calendar Year of the Term shall commence on the Effective Date and end on December 31, 2017, and (b) the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of termination or expiration of this Agreement.

Section 1.15

“Commercialization” with respect to a product shall mean any and all activities directed to the marketing, promotion, distribution, offering for sale and selling such product, importing and exporting such product for sale, and interacting with Regulatory Authorities regarding the foregoing.  Cognates of the word “Commercialization” shall have correlative meanings.

Section 1.16	“Competing Activities” shall have the meaning set forth in Section 6.5.1(d).
Section 1.17	“Compound API” means the active pharmaceutical ingredient for the Licensed Compound.
Section 1.18	“Confidential Information” shall have the meaning set forth in Section 8.1.1.
Section 1.19

“Control” or “Controlled” means the possession of the right to grant licenses or sublicenses or to disclose proprietary or trade secret information without violating the terms of any agreement or other arrangement with a Third Party and without misappropriating or infringing the proprietary or trade secret information of a Third Party or being obligated to pay any royalties or other consideration therefor.

Section 1.20

“Cover” means, with respect to a Patent Right, an invention that, in the absence of ownership of, or a license under, such Patent Right, the practice of such invention would infringe a Valid Claim of such Patent Right (including in the case of a Patent Right that is a patent application prosecuted in good faith, a Valid Claim of such patent application as if such patent application were an issued patent). Cognates of the word “Cover” shall have correlative meanings.

Section 1.21	“Defending Party” shall have the meaning set forth in Section 4.3.
Section 1.22	“Designee” shall have the meaning set forth in Section 9.5(d).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 1.23

“Development” or “Develop” means all preclinical and development activities and all clinical drug development activities, including, among other things: drug discovery, toxicology, formulation, statistical analysis and report writing, conducting clinical trials for the purpose of obtaining and maintaining Marketing Approval (including, without limitation, post-Marketing Approval studies), and regulatory affairs related to all of the foregoing.  Cognates of the word “Development” shall have correlative meanings.

Section 1.24	“Development Plan” shall have the meaning set forth in Section 5.2.
Section 1.25

“Diligent Efforts” means the performance of obligations or tasks in a manner consistent with the reasonable practices of companies in the biopharmaceutical industry having similar financial resources for the Development or Commercialization (as applicable) of a product having similar technical and regulatory factors and similar market potential, profit potential and strategic value, and that is at a similar stage in its Development or product life cycle as the Product, in each case based on conditions then prevailing and without regard to any competitive internal program of Licensee.  Diligent Efforts requires that the Party (a) promptly assign responsibility for such obligations to specific employees who are held accountable for progress and monitoring such progress on an ongoing basis, (b) set and consistently seek to achieve specific and meaningful objectives for carrying out such obligations, and (c) consistently make and implement decisions and allocate adequate resources designed to advance progress with respect to such obligations.

Section 1.26

“Drug Re-Examination Period” means the Japanese Ministry of Health, Labour and Welfare’s inspection period as set forth in Article 14-4 of the Law on Securing Quality, Efficacy and Safety of Products Including Pharmaceuticals and Medical Devices.

Section 1.27	“Effective Date” shall have the meaning set forth in the Preamble.
Section 1.28	“Excluded CMOs” shall have the meaning set forth in Section 5.9.3.
Section 1.29	“Executive Officers” means (a) with respect to TESARO, the President, or his or her designee, and (b) with respect to Licensee, President, Global Oncology Business Unit, or his or her designee.
Section 1.30	“Expiration Event” has the meaning set forth in Section 6.5.1(e).
Section 1.31	“FCPA” means the U.S. Foreign Corrupt Practices Act (15 U.S.C. Section 78dd-1, et seq.) as amended.
Section 1.32	“FDA” means the United States Food and Drug Administration and any successor agency thereto.
Section 1.33	“First Commercial Sale” means, with respect to a country in the Licensed Territory, the first sale of commercial quantities of a Product in such country to a Third Party on

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

arm’s length terms by Licensee, its Affiliate or Sublicensee for use in the Licensed Field after receipt of Marketing Approval in such country.  Sales for test marketing, sampling and promotional uses, clinical trial purposes, early access programs or compassionate or similar use shall not be considered to constitute a First Commercial Sale; provided, that any sale of a Product for any amount greater than an Affordable Basis for early access programs or compassionate or similar use shall constitute a First Commercial Sale.

Section 1.34

“Generic Competition” with respect to a particular Product, on a country-by-country basis, shall exist if during any [***] in such country there is one or more Generic Products with respect to a Product being sold in such country and the sales of such Generic Product(s) accounts for [***] of aggregate unit sales of the Product and its Generic Products in the given country during such [***] as determined by reference to applicable sales data obtained from QuintilesIMS or from such other reasonable Third Party source for such sales data.  For clarity, a Generic Product marketed or sold by or on behalf of Licensee, a member of the Takeda Group or [***] shall not qualify as a Generic Product for purposes of determining whether Generic Competition exists.

Section 1.35

“Generic Product” means, with respect to a particular Product that has received Marketing Approval in a country, a product sold by a Third Party in such country that (a) has been approved as a generic drug of that Product by the applicable Regulatory Authority, or (b) is sold for use by human patients for the same indication as the Product and has the same active pharmaceutical ingredient, dosage form, strength, quality, direction and dose as the Product.  For clarity, a “Generic Product” is not an Authorized Generic Product.

Section 1.36	“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.
Section 1.37

“Infringement” means any infringement as determined by Law, including, without limitation, direct infringement, contributory infringement or any inducement to infringe. Cognates of the word “Infringement” shall have correlative meanings.

Section 1.38	“Infringer” shall have the meaning set forth in Section 4.2.1.
Section 1.39	“Initial Materials” shall have the meaning set forth in Section 2.4.2(a).
Section 1.40

“Insolvency Event” means, in relation to either Party, any of the following:  (a) that Party becomes unable to, or shall admit in writing its inability to, pay its debts as they become due; (b) that Party shall commence any case, proceeding or other action (i) under any existing or future Law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official  for it or for all

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or any substantial part of its assets, or any such Party shall make a general assignment for the benefit of its creditors; (c) there shall be commenced against such Party any case, proceeding or other action of a nature referred to in clause (b) above that (I) results in the entry of an order for relief or any such adjudication or appointment or (II) remains undismissed, undischarged or unbonded for a period of sixty (60) days; (d) there shall be commenced against such Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (e) such Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (b), (c) or (d) above.

Section 1.41

“Janssen Agreement” means that certain Collaboration and License Agreement, dated April 5, 2016, between TESARO and Janssen Biotech, Inc. (“Janssen”), as such agreement may be amended from time to time.

Section 1.42	“Joint Steering Committee” or “JSC” shall have the meaning set forth in Section 5.1.1.
Section 1.43

“Know-How” means techniques, technology, trade secrets, inventions (whether patentable or not), methods, know-how, data and results (including pharmacological, toxicological and clinical data and results), analytical and quality control data and results, regulatory documents, and other information, compositions of matter, cells, cell lines, assays, animal models and other physical, biological, or chemical material.

Section 1.44

“Law” means, individually and collectively, any and all laws, ordinances, rules, directives, administrative circulars and regulations of any kind whatsoever of any Governmental Authority within the applicable jurisdiction.

Section 1.45

“Licensed Compound” means TESARO’s proprietary PARP Inhibitor known as Niraparib, having the chemical structure set forth in Exhibit A, and any pharmaceutically acceptable salt, polymorph, crystal form, prodrug or solvate thereof.

Section 1.46

“Licensed Field” means (a) in Japan, the treatment, diagnosis and prevention of any disease or conditions in humans, and (b) in South Korea, Taiwan, Russia and Australia, the treatment, diagnosis and prevention of any disease or conditions in humans, other than the treatment, diagnosis and prevention of prostate cancer.

Section 1.47

“Licensed Know-How” means all Know-How owned or Controlled by TESARO as of the Effective Date or that becomes owned or Controlled by TESARO at any time during the Term that is reasonably necessary for the Development, Manufacture or Commercialization of the Licensed Compound or Product in the Licensed Field in the Licensed Territory.  Licensed Know-How does not include Licensed Patents.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 1.48

“Licensed Patents” means all Patent Rights owned or Controlled by TESARO as of the Effective Date or that become owned or Controlled by TESARO at any time during the Term that relate to the Licensed Field and the Licensed Territory and that Cover (a) the compositions of matter of the Licensed Compound or Product, (b) methods or processes directed to the Manufacture of the Licensed Compound or Product, or (c) methods of use, administration or formulation of the Licensed Compound or Product, including the Patent Rights set forth on Exhibit B hereto.

Section 1.49	“Licensed Territory” means (a) Japan, South Korea, Taiwan, Russia and Australia, and (b) such additional countries as may from time to time be added upon mutual written agreement of the Parties.
Section 1.50	“Licensed Territory Filings and Approvals” shall have the meaning set forth in Section 5.12.
Section 1.51	“Licensee” shall have the meaning set forth in the Preamble.
Section 1.52	“Licensee Indemnified Parties” shall have the meaning set forth in Section 7.1.1.
Section 1.53

“Licensee Know-How” means all Know-How owned or Controlled by Licensee or its Affiliates as of the Effective Date or during the Term that is reasonably necessary for the Development, Manufacture or Commercialization of the Licensed Compound or Product in the TESARO Territory for all uses.  Licensee Know-How does not include Licensee Patents.

Section 1.54

“Licensee Patents” means all Patent Rights owned or Controlled by Licensee or its Affiliates as of the Effective Date or during the Term that relate to all uses in the TESARO Territory and that Cover (a) the compositions of matter of the Licensed Compound or Product, (b) methods or processes directed to the Manufacture of the Licensed Compound or Product, or (c) methods of use, administration or formulation of the Licensed Compound or Product.

Section 1.55	“Losses” shall have the meaning set forth in Section 7.1.1.
Section 1.56

“Manufacture” means all activities related to the manufacturing of a pharmaceutical product, or any ingredient thereof, including but not limited to test method development and stability testing, characterization, formulation, process development, manufacturing for use in non-clinical or clinical studies, manufacturing scale-up, quality assurance/quality control development, quality control testing (including in-process release and stability testing), packaging, release of product or any component or ingredient thereof, quality assurance activities related to manufacturing and release of product, and regulatory activities related to all of the foregoing.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 1.57

“Manufacturing Cost” means a supplier’s reasonable and necessary internal and Third Party costs incurred in Manufacturing or acquisition of product or a component thereof, determined in accordance with such supplier’s standard cost accounting policies that are in accordance with Accounting Standards and consistently applied across such supplier’s Manufacturing network to other products that such supplier Manufactures or acquires and shall not include inter-company profits among such supplier and its Affiliates.  Costs included will be consistent with the activities outlined in the definition of “Manufacture.”

Section 1.58

“Marketing Approval” means, with respect to the Licensed Compound or Product in a particular country or jurisdiction, all approvals (including where applicable, pricing and reimbursement approvals), registrations, licenses or authorizations from any Regulatory Authority that are necessary for the Manufacture, use, storage, import, marketing and sale of the Product in such country or jurisdiction.

Section 1.59	“Milestone Events” shall have the meaning set forth in Section 3.2.
Section 1.60	“Milestone Payments” shall have the meaning set forth in Section 3.2.
Section 1.61

“Merck Agreement” means that certain License Agreement, dated May 22, 2012, between TESARO and Merck, Sharp & Dohme Corp. (“Merck”), as amended by Amendment No. 1 to License Agreement, dated as of April 5, 2016, as such agreement may be further amended from time to time.

Section 1.62

“Net Sales” means the gross invoice price of Product sold by Licensee, its Affiliates or Sublicensees for the sales of such Product to a Third Party in the Licensed Territory after deducting, if not previously deducted and in accordance with Accounting Standards, from the amount invoiced:

(i) trade and quantity discounts other than early payment cash discounts;
(ii) returns, rebates, chargebacks and other allowances;
(iii) retroactive price reductions that are actually allowed or granted;
(iv) sales commissions paid to Third Party distributors and/or selling agents;
(v) deductions to gross invoice price of Product imposed by Regulatory Authorities or other governmental entities;
(vi) a fixed amount equal to three percent (3%) of the amount invoiced to cover bad debt, early payment cash discounts, transportation and insurance and custom duties; and

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(vii) the standard inventory cost of devices or delivery systems used for dispensing or administering Product.

The sale of a Product on an Affordable Basis for early access programs, compassionate use or similar use shall not be considered a Net Sale.

Section 7.1	“PARP Inhibitors” means compounds having a primary mechanism of action that inhibits poly (ADP-ribose) polymerase.
Section 7.2	“Party” or “Parties” shall have the meaning set forth in the Preamble.
Section 7.3	“Patent Challenge” shall have the meaning set forth in Section 9.2.2.
Section 7.4

“Patent Rights” means any provisional and non-provisional patents and patent applications, together with all additions, divisions, continuations, continuations-in-part, substitutions, reissues, re-examinations, extensions, registrations, patent term extensions, supplemental protection certificates, renewals and foreign counterparts thereof.

Section 7.5	“Permitted Distribution Activities” shall have the meaning set forth in Section 2.7.2.
Section 7.6

“Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

Section 7.7	“Pharmacovigilance Agreement” shall have the meaning set forth in Section 5.10.
Section 7.8	“PMDA” means the Pharmaceutical and Medical Devices Agency of Japan and any successor agency thereto.
Section 7.9	“Post-Execution Affiliate” shall have the meaning set forth in Section 6.5.1(d).
Section 7.10	“Pre-Effective Date Wholesaler Agreements” shall have the meaning set forth in Section 2.7.2.
Section 7.11

“Primary Packaged Product” means the Product that has been placed into a container closure system that is suitable for medicinal products, including among other types of containers, bottles and blister packs (also known as brite stock).

Section 7.12	“Product” means any pharmaceutical composition, dosage form or preparation that contains as its sole active ingredient the Licensed Compound.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 7.13	“Regulatory Authority” means any Governmental Authority or other authority responsible for granting Marketing Approvals for the Product.
Section 7.14

“Regulatory Materials” means materials developed or compiled in preparation for Regulatory Authority meetings, regulatory applications, submissions, dossiers, notifications, registrations, Marketing Approvals and/or other filings made to or with, or other approvals granted by, a Regulatory Authority with respect to the Licensed Compound or Product in a particular regulatory jurisdiction.

Section 7.15	“Reimbursement Rate” means a rate per hour for Technical Assistance provided by TESARO equal to [***], which may be prorated as necessary.
Section 7.16	“Royalties” shall have the meaning set forth in Section 3.3.1.
Section 7.17

“Royalty Term” means, on a Product-by-Product and country-by-country basis, the period commencing upon the First Commercial Sale of such Product in a particular country in the Licensed Territory and continuing until the later of (a) expiration of the last to expire Valid Claim of a Licensed Patent covering or claiming such Product (or the Licensed Compounds contained in, or comprising, such Product), or (b) the [***] anniversary of the date of the First Commercial Sale of such Product in such country.

Section 7.18	“Subject Transaction” shall have the meaning set forth in Section 6.5.1(d).
Section 7.19	“Sublicensee(s)” means any Person to which Licensee has granted a permitted sublicense in accordance with the terms of this Agreement.
Section 7.20	“Supply Agreements” shall have the meaning set forth in Section 5.9.1.
Section 7.21	“Takeda Group” means Takeda Pharmaceutical Company Limited and its Affiliates.
Section 7.22	“Technical Assistance” shall have the meaning set forth in Section 5.9.2.
Section 7.23	“Term” shall have the meaning set forth in Section 9.1.
Section 7.24	“TESARO” shall have the meaning set forth in the Preamble.
Section 7.25	“TESARO Indemnified Parties” shall have the meaning set forth in Section 7.1.2.
Section 7.26	“TESARO Territory” means the entire world other than the Licensed Territory.
Section 7.27	“TESARO Vendors” shall have the meaning set forth in Section 5.11.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 7.28	“[***]” means [***].
Section 7.29	“Third Party” means a Person other than (a) TESARO or any of its Affiliates and (b) Licensee or any of its Affiliates.
Section 7.30	“Transferred Materials” shall have the meaning set forth in Section 2.4.2(a).
Section 7.31	“Upstream Agreements” means the AZ Agreements and the Merck Agreement.
Section 7.32	“Upstream Licensors” means AZ and Merck.
Section 7.33

“Valid Claim” means a claim of an issued and unexpired patent included within the Licensed Patents that has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer.

Section 7.34	“VAT” shall have the meaning set forth in Section 3.10.2.
ARTICLE 2.	LICENSE GRANT
Section 2.1

Grant to Licensee. Subject to the terms and conditions of this Agreement (including Section 2.5), TESARO hereby grants to Licensee an exclusive (even as to TESARO and its Affiliates), royalty-bearing, sublicenseable (but only in accordance with Section 2.2), license under the Licensed Patents and the Licensed Know-How to Develop, Manufacture (but only in accordance with the following sentence) and Commercialize the Licensed Compound and the Product in the Licensed Field in the Licensed Territory during the Term.  Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Licensee’s right to Manufacture the Licensed Compound and the Product in the Licensed Field in the Licensed Territory shall be limited to the right to use the Compound API, the Bulk Product and/or Primary Packaged Product to be provided by TESARO under the Supply Agreements to Manufacture Products for use by Licensee, its Affiliates, and its Sublicensees in the Licensed Field in the Licensed Territory unless otherwise agreed by TESARO in writing.

Section 2.2

Sublicenses by Licensee. Licensee shall have the right to grant sublicenses under the license granted by TESARO to Licensee under Section 2.1 to its Affiliates, contractors and other Third Parties; provided, that (a) TESARO provides its prior written consent to such sublicense, such consent not to be unreasonably withheld, conditioned or delayed, except that a sublicense to an Affiliate shall not require TESARO’s consent only for so long as such Affiliate remains an Affiliate of Licensee, and (b) no sublicense may be granted to a Post-Execution Affiliate engaged in Competing Activities.  Notwithstanding any provision in this Agreement to the contrary, [***] are not Affiliates of Licensee under this Agreement as of the Effective Date

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and TESARO shall have right to withhold its consent in its sole discretion to any sublicense proposed to be granted by Licensee to [***].  Each sublicense agreement shall be consistent with, and shall be subject to, the terms and conditions of this Agreement, and Licensee shall remain responsible for the performance of its obligations under this Agreement, regardless of whether Licensee may have delegated those obligations to its Sublicensees.  Without limitation of the requirement to obtain TESARO’s prior written consent as set forth in subsection (a) above, Licensee shall, within thirty (30) days after granting any sublicense, notify TESARO of the grant of such sublicense and provide TESARO with a copy of such sublicense, which may be redacted to remove any sensitive information not necessary for TESARO to verify its compliance with the terms of this Agreement.

Section 2.3

Grant to TESARO. Subject to the terms and conditions of this Agreement, Licensee hereby grants to TESARO a perpetual, non-exclusive, royalty-free, sublicenseable (including through multiple tiers) license under the Licensee Patents and the Licensee Know-How, including any data relating to the Licensed Compound and Product generated by Licensee in connection with this Agreement, to the extent necessary or useful to Develop, Manufacture and Commercialize the Licensed Compound and the Product in the TESARO Territory for all uses.  Notwithstanding the foregoing, if the Licensee Patents include any Patent Rights that have uses other than in connection with the Development, Manufacture or Commercialization of the Licensed Compound or Product (e.g., Patent Rights that are not specific to the Licensed Compound or Product), then upon the request of Licensee, TESARO and Licensee shall negotiate in good faith commercially reasonable financial terms and conditions for the portion of the license to TESARO relating to such Licensee Patents.  Upon the request of TESARO from time to time during the Term, Licensee shall promptly (a) deliver to TESARO a list of all Licensee Patents then in existence, and (b) transfer and deliver to TESARO copies in English of all tangible embodiments of the Licensee Know-How then within its Control.

Section 2.4	Transfer of Licensed Know-How and Materials.

2.4.1 Licensed Know-How.  Beginning on the Effective Date until the date that is [***] following the Effective Date, TESARO shall transfer and deliver to Licensee copies of tangible embodiments of the Licensed Know-How within its Control as of the Effective Date and through the period described above and respond to any requests for other information or documentation that is readily available and in within TESARO’s control, in each case to the extent necessary or useful to Develop, Manufacture or Commercialize the Product in the Licensed Field in the Licensed Territory and consistent with the license granted to Licensee in Section 2.1.  TESARO shall thereafter during the Term, through the JSC, notify Licensee of and provide to Licensee a copy of any new material tangible embodiments of the Licensed Know-How that come into TESARO’s Control that have not already been provided to Licensee and are consistent with the license granted to Licensee in Section 2.1. All of the foregoing tangible embodiments shall be provided in English.  If following the aforementioned period, Licensee identifies in writing particular material documents, data or information that

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

are within the Licensed Know-How and are consistent with the license granted to Licensee in Section 2.1, but were not previously delivered to Licensee, TESARO shall promptly provide such material to Licensee upon request to the extent that such items are readily available and within its Control.

2.4.2 Materials.
(a)

Transferred Materials.  As soon as practicable after the Effective Date but in no event later than the applicable delivery date that is set forth on Exhibit E, TESARO shall provide to Licensee (i) the quantities of non-clinical use materials (e.g., to enable technology transfer and conduct stability studies), and (ii) Bulk Product and/or Primary Packaged Product, in each case as listed in Exhibit E  (collectively, the “Initial Materials”).  Upon Licensee’s written request and to the extent TESARO is reasonably able to fulfill such request, TESARO shall provide to Licensee such additional quantities of non-clinical use materials reasonably necessary for the Development, Manufacture or Commercialization of the Licensed Compound and Products in the Licensed Territory (the “Additional Materials,” and together with the Initial Materials, the “Transferred Materials”).  All Transferred Materials shall be provided at [***], which shall be promptly reimbursed by Licensee.  Exhibit E sets forth the cost to be paid by Licensee for the Initial Materials.  The Initial Materials set forth in Exhibit E to be used in the first human clinical trial in Japan will be subject to the clinical Supply Agreement and related quality agreement to be agreed pursuant to Section 5.9.1, except that the supply cost for such materials shall be [***].  Upon receipt of any request for Additional Materials from Licensee, TESARO shall promptly provide to Licensee the cost information for such Additional Materials.  The Transferred Materials provided by TESARO hereunder shall not be used by Licensee for any purpose other than the Development, Manufacture or Commercialization of the Licensed Compounds and the Products in the Licensed Territory in accordance with this Agreement.

(b)

Additional Quantities of Compound API, Bulk Product and Primary Packaged Product.  Any quantities of Compound API, Bulk Product and/or Primary Packaged Product to be used by Licensee for clinical and commercial uses that are in excess of the Initial Materials shall be supplied by TESARO to Licensee under the terms of the Supply Agreements to be agreed pursuant to Section 5.9.1, which shall include terms for the delivery of relevant documents, including batch records, certificates of analysis and certificates of compliance associated with the Manufacture of such Compound API, Bulk Product and/or Primary Packaged Product.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 2.5	No Other Rights.

2.5.1 General Acknowledgement.  Licensee acknowledges that the rights and licenses granted under this Article 2 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted, whether by implication, estoppel, reliance, or otherwise, by TESARO to Licensee. All rights that are not specifically granted herein are reserved to TESARO.

2.5.2 Japanese Rights under Janssen Agreement.  Without limiting Section 2.5.1 and except as otherwise provided in this Section 2.5.2, the rights and licenses granted under this Article 2 and elsewhere in this Agreement do not include the sublicense of any rights or licenses granted by Janssen to TESARO under the Janssen Agreement under any Company Technology to Exploit any Compound or Product in Japan in the Company Field or in the TESARO Field (as such terms are defined in the Janssen Agreement).  Upon the written request and for the benefit of Licensee, TESARO shall (a) exercise its right under Section 3.2(a) of the Janssen Agreement to request that Janssen grant to TESARO a non-exclusive, royalty-bearing, non-transferable license, with the right to grant sublicenses, under the Company Technology to Exploit Products in Japan on commercially reasonable terms, and (b) use reasonable efforts to, in consultation with and subject to the approval by Licensee of the final terms of such license, negotiate and agree on the terms of such license with Janssen and, if applicable, participate in the dispute resolution process set forth in Section 3.2(a) of the Janssen Agreement if TESARO and Janssen are unable to reach agreement on the terms of such license; provided, that [***] any royalties, consideration or other amounts payable to Janssen in connection with any such license.

Section 2.6

Limited Exploitation Rights. Without limiting the provisions of Section 2.5, Licensee agrees (on behalf of itself and its Affiliates), and shall cause each of its Sublicensees to agree, not to use any Licensed Know-How or Licensed Patents for any products other than the Product, in any field other than the Licensed Field or outside the Licensed Territory.

Section 2.7	PARP Inhibitor Exclusivity.

2.7.1 Exclusivity.  As partial consideration for TESARO granting to Licensee the license set forth in Section 2.1, during the Term, Licensee shall not, and shall cause its Affiliates to not, itself or in cooperation with or through others, in the Licensed Territory, discover, research, develop, manufacture or commercialize any PARP Inhibitor other than the Licensed Compound and Product hereunder.  In the event Licensee wishes to obtain the right (by licensing, merger or acquisition or otherwise) to discover, research, develop, manufacture or commercialize any PARP Inhibitor other than the Licensed Compound and Product in the Licensed Territory, Licensee shall notify TESARO in writing, and TESARO may determine, [***]. Without limitation of the foregoing, Licensee shall not use, or provide to others,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TESARO's Confidential Information received by Licensee under this Agreement relating to the Licensed Compound or Product, in the discovery, research, development, manufacture or commercialization of any PARP Inhibitor other than the Licensed Compound and Product outside the Licensed Territory.

2.7.2 Permitted Distribution Activities.  Notwithstanding the first sentence of Section 2.7.1, Licensee shall have the right to distribute any pharmaceutical products containing a PARP Inhibitor other than the Licensed Compound and Product in the Licensed Territory if and only if Licensee is obligated to distribute such pharmaceutical products through its wholesaler channels under any agreement that has been executed prior to the Effective Date (the “Pre-Effective Date Wholesaler Agreements”) (such activities, the “Permitted Distribution Activities”).  For clarity, the Permitted Distribution Activities shall be limited to the distribution of the products described in the foregoing sentence and shall not include the right to promote, market or otherwise engage in any other activities to commercialize such products.  [***].

2.7.3 Licensee Covenants.  Licensee shall notify TESARO in writing within thirty (30) days if (a) Licensee or any of its Affiliates acquires rights to any PARP Inhibitor outside the Licensed Territory, (b) Licensee, by itself, through an Affiliate or in cooperation with or through others, commences the research, development, manufacture or commercialization of any PARP Inhibitor other than the Licensed Compound and Product outside the Licensed Territory, or (c) Licensee or any of its Affiliates becomes obligated to conduct Permitted Distribution Activities under a Pre-Effective Date Wholesaler Agreement.  If Licensee provides written notice to TESARO under Section 2.7.3(a) or (b) above, Licensee shall (i) not disclose or grant access to, and shall establish and maintain appropriate fire-walls and other procedures to prevent the disclosure of or access to, TESARO’s Confidential Information, including Licensed Know-How and any other information relating to the Licensed Compound or Product that is not part of the public domain, by any employees or agents of Licensee, its Affiliates or its partners and collaborators involved in the research, development, manufacture or commercialization of such PARP Inhibitor, and (ii) confirm to TESARO that such firewalls and other procedures have been implemented as part of the written notice provided to TESARO under Section 2.7.3(a) or (b).

Section 2.8

Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code.  Each Party shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or equivalent legislation in any other jurisdiction.  Upon the bankruptcy of either Party, the other Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its possession, shall be promptly delivered to such

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other Party, unless the Party in bankruptcy elects to continue, and continues, to perform all of its obligations under this Agreement.
ARTICLE 3.	FEES, ROYALTIES, & PAYMENTS
Section 3.1

Upfront Payment.    Within [***] of the Effective Date, Licensee shall pay to TESARO a one-time, non-refundable, non-creditable upfront payment of One Hundred Million Dollars (US$100,000,000). Notwithstanding the immediately above, if TESARO breaches its representation and warranty set forth in Section 6.2(k) below and such representation and warranty is not true and correct within thirty (30) days of the Effective Date, then upon written request of Licensee, TESARO shall refund to Licensee Thirty Million Dollars (US$30,000,000) within ten (10) days of such request, as the sole and exclusive remedy of Licensee for a breach of such representation and warranty, and thereafter the Licensed Territory shall only include Japan.

Section 3.2

Milestone Payments. Licensee shall pay to TESARO certain milestone payments (“Milestone Payments”) following the occurrence of certain milestone events, as set forth in Section 1 of Exhibit C (the “Milestone Events”). Licensee shall pay to TESARO the applicable Milestone Payment within [***] after the occurrence of the applicable Milestone Event. For clarity, each Milestone Payment is payable only once, and each of the Milestone Payments shall be non-refundable and non-creditable.  Notwithstanding the foregoing, if Licensee’s Development activities cause TESARO to owe Merck a milestone payment under the “Development Milestone” section of Section 7.02 of the Merck Agreement but no corresponding Milestone Payment is payable by Licensee to TESARO under this Section 3.2, then Licensee shall pay to TESARO for payment to Merck, in accordance with the terms of this Agreement, or Licensee and TESARO shall coordinate to enable Licensee to pay directly to Merck, the amount of the milestone payment owed by TESARO to Merck.

Section 3.3	Royalties.

3.3.1 Royalty Rate.  Subject to the remainder of this Section 3.3, Licensee shall pay to TESARO on a Product-by-Product basis a running royalty on Net Sales of each Product sold by Licensee, its Affiliates and Sublicensees in the Licensed Field in the Licensed Territory at the rates forth in Section 2 of Exhibit C for the duration of the Royalty Term (collectively, “Royalties”).

3.3.2 Royalty Reductions.
(a)

If a Product is generating Net Sales in a country in the Licensed Territory during the Royalty Term at a time when there is no Licensed Patent in such country that contains a Valid Claim Covering the composition of matter or use of the Licensed Compound included in such Product, then the Royalty rate applicable to the Net Sales in such country for such Product shall be reduced by [***].

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)

In the event that Licensee is required to obtain a license under any Patent Rights from any Third Party(ies) in order to make, have made, use, offer to sell, sell or import the Licensed Compounds, (i) [***] of the royalties actually paid under such Third Party Patent Right licenses by Licensee in connection with the Manufacture, use, sale or import, as applicable, of the Licensed Compound in a country for a Calendar Quarter shall be creditable against the Royalty payments due TESARO by Licensee with respect to the sale of such Licensed Compound in such country; provided, however, that in no event shall the Royalties owed by Licensee to TESARO for such Calendar Quarter in such country be reduced by more than [***] pursuant to this Section 3.3.2(b); or (ii) if no royalty is paid, or in addition to a royalty, a lump sum payment is made for such Third Party Patent Right licenses, then [***] of the lump sum payment actually paid shall be creditable against the next Milestone Payment then due TESARO under Section 3.2; provided, however, that in no event shall the aggregate payments to be creditable against Milestone Payments due TESARO exceed [***].

(c)

If at any time Generic Competition exists in a given country with respect to a Product, then Licensee’s obligation to pay Royalties with respect to such Product in such country shall be reduced by [***] effective as of the first date when Generic Competition exists with respect to such Product in such country.

3.3.3 Minimum Royalties. Notwithstanding the foregoing, the Royalties due from Licensee to TESARO under this Agreement with respect to the Net Sales of the Product in the Licensed Territory in a particular Calendar Quarter shall be no less than the royalties owed by TESARO to Upstream Licensors under the Upstream Agreements with respect to such Net Sales plus [***] of such Net Sales. Licensee shall make to TESARO any payments necessary to give effect to this Section 3.3.3 with thirty (30) days after TESARO provides written notice thereof.

3.3.4 Upstream Royalties. TESARO shall be solely responsible for the payment of royalties and other payments owed by TESARO to Upstream Licensors on account of the Development, Manufacture and Commercialization of the Product by Licensee in the Licensed Territory.

Section 3.4

Manner of Payment. All payments to be made by Licensee hereunder shall be made in U.S. Dollars by wire transfer of immediately available funds to such bank account as shall be designated by TESARO.  Except as otherwise provided in this Agreement, all payments to be made by Licensee under this Agreement shall be due within [***] of the date of invoice.  Late payments shall bear interest at the rate provided in Section 3.8.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 3.5

Sales Reports and Royalty Payments.  Any Royalty payments due under this Agreement will be calculated and reported for each Calendar Quarter within [***] of the end of each Calendar Quarter in which the applicable Net Sales were recorded. Each Royalty report shall state on a Product-by-Product basis: (a) Net Sales of the Product in the applicable Calendar Quarter, including an itemized calculation of any deductions taken from gross sales to arrive at Net Sales for the applicable Calendar Quarter; (b) a calculation of the amount of the Royalty payment due on such Net Sales during the applicable Calendar Quarter; and (c) the amount of withholding taxes, if any, required by applicable Law to be deducted or withheld with respect to such Royalties.  Royalties will be paid within [***] of the end of each Calendar Quarter in which the applicable Net Sales were recorded.

Section 3.6

Financial Records.  Licensee will maintain, and shall cause its Affiliates and Sublicensees to maintain, records as are required to determine, in accordance with this Agreement, Net Sales and Royalties due under this Agreement.  Licensee will maintain such records until the later of (a) three (3) years after the end of the period to which such records pertain, (b) the expiration of the applicable tax statute of limitations (or any extensions thereof), or (c) such longer period as may be required under applicable Law.

Section 3.7

Currency Conversion; Remittance. All payments due hereunder shall be converted into U.S. Dollars using the conversion rate for the relevant period as reported by Reuters Ltd (at http://reuters.com/finance/currencies/quote) on the last Business Day of the relevant period. Licensee shall be solely responsible for taking any and all measures necessary to remit the payments due to TESARO hereunder outside the Licensed Territory.

Section 3.8

Late Payments. In the event that any payment due hereunder is not made when due, the payment shall accrue interest beginning on the day following the due date thereof, calculated at the annual rate of the sum of (a) [***] plus (b) the U.S. Prime Interest Rate quoted by The Wall Street Journal, Internet U.S. Edition at http://www.wsj.com/public/page/news-fixed-income-bonds.html on the date said payment is due, the interest being compounded on the last day of each Calendar Quarter; provided, however, that in no event shall said annual interest rate exceed the maximum rate permitted by applicable Law. Each such payment when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of any Party to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment including, but not limited to, termination of this Agreement as set forth in Article 9.

Section 3.9

Records and Audits. TESARO will have the right, once annually at its own expense, to have a nationally recognized, independent, certified public accounting firm selected by it review any such records of Licensee and its Affiliates and Sublicensees (the “Audited Party”) in the location(s) where such records are maintained by the Audited Party upon reasonable written notice (which shall be no less than thirty (30) days’ prior written notice) and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

basis and accuracy of payments made under Section 3.3 within the thirty-six (36) month period preceding the date of the request for review.  No Calendar Year will be subject to audit under this Section 3.9 more than once and an audit under this Section 3.9 shall not occur more than once in any Calendar Year; provided, that the foregoing limitation shall not limit TESARO from conducting additional audits in the event that TESARO should “have cause” to reasonably believe that this Agreement has been breached or that the initial audit was flawed on the basis of the materials provided to the auditors. Should such inspection lead to the discovery of a discrepancy to TESARO’s detriment, Licensee will, within twenty (20) days after the conclusion of such inspection, pay any undisputed amount of the discrepancy together with interest at the rate set forth in Section 3.8. TESARO will pay the full cost of the review unless the underpayment of amounts due to TESARO is greater than [***] of the amount due for the entire period being examined, in which case Licensee will pay the cost of such review. Any undisputed overpayment of Royalties by Licensee revealed by an examination will be paid by TESARO within twenty (20) days of the conclusion of such inspection. In no event will TESARO be responsible for late payment of withholding taxes or penalties related thereto, and Licensee shall indemnify and hold TESARO harmless for any such late payment or penalties.

Section 3.10	Taxes.

3.10.1 Withholding.  In the event that any Law requires Licensee to deduct or withhold taxes with respect to any payment to be made by Licensee pursuant to this Agreement, Licensee will notify TESARO of such requirement prior to making the payment to TESARO and provide such assistance to TESARO, including the provision of such documentation as may be required by a tax authority, as may be reasonably necessary in TESARO’s efforts to claim an exemption from or reduction of such taxes. Licensee will, in accordance with such Law, deduct or withhold taxes from the amount due, remit such taxes to the appropriate tax authority when due, and furnish TESARO with proof of payment of such taxes within thirty (30) days following the payment. If taxes are paid to a tax authority, Licensee shall provide reasonable assistance to TESARO to obtain a refund of taxes withheld, or obtain a credit with respect to taxes paid.  If no such refund or credit is received by TESARO within sixty (60) days of the date that such taxes are paid to a tax authority, Licensee will pay to TESARO within ten (10) days of written notice thereof by TESARO the difference between (a) the amount of the payment to be made by Licensee pursuant to this Agreement exclusive of the payment of such taxes, and (b) the amount of the payment that was actually paid to TESARO after such taxes are paid to a tax authority.

3.10.2 VAT.  All payments due to TESARO from Licensee pursuant to this Agreement shall be paid net of any value-added tax (“VAT”) required to be paid by Licensee to tax authorities in the Licensed Territory (which, if applicable, shall be payable by Licensee upon receipt of a valid VAT invoice); provided, that Licensee shall use commercially reasonable efforts to assist TESARO to minimize and obtain all available exemptions from such VAT or other taxes. If Licensee is required to withhold and/or TESARO is required to report any such tax, Licensee

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall promptly provide TESARO with applicable receipts evidencing payment of such tax and other documentation reasonably requested by TESARO.
ARTICLE 4.	PATENT PROSECUTION, MAINTENANCE, & INFRINGEMENT
Section 4.1

Prosecution and Maintenance.  As between the Parties, TESARO shall have the first right to file, prosecute and maintain all Patent Rights within the Licensed Patents in the Licensed Territory. All costs and expenses incurred in connection with such prosecution and maintenance activities shall be borne by TESARO, provided that Licensee shall reimburse TESARO for fifty percent (50%) of such costs and expenses within forty-five  (45) days of an invoice therefor in the event that such prosecution and maintenance activities are necessary for the Development and/or Commercialization of the Licensed Compound and Product in the Licensed Territory.  TESARO shall consult with Licensee and keep Licensee reasonably informed of the status of such Licensed Patents in the Licensed Territory.  TESARO shall provide Licensee a reasonable opportunity to review and comment on all material filings and correspondence with patents offices with respect to the prosecution and maintenance of Licensed Patents in the Licensed Territory, and TESARO shall consider Licensee’s comments regarding such filings and correspondence in good faith. TESARO shall notify Licensee of any decision to cease prosecution and/or maintenance of any such Licensed Patents in the Licensed Territory and TESARO shall permit Licensee, to the extent permitted under the Upstream Agreements and at Licensee’s discretion and sole expense, to continue prosecution or maintenance of such Licensed Patent.

Section 4.2	Enforcement.

4.2.1 TESARO Enforcement. Each Party will notify the other promptly in writing when any Infringement of any Licensed Patent or Licensed Know-How by a Third Party (an “Infringer”) is uncovered or reasonably suspected in the Licensed Territory. TESARO shall have the first right to enforce any Patent Right within the Licensed Patents against any Infringement or alleged Infringement thereof in the Licensed Territory. TESARO may, at its sole option and expense, institute suit against any such Infringer or alleged Infringer and control and defend such suit. Licensee shall reasonably cooperate in any such litigation instituted by TESARO. Licensee shall have the right to participate in such action with counsel of its own choice and expense.  TESARO shall not enter into any settlement of any claim described in this Section 4.2.1 that admits to the invalidity or unenforceability of the Licensed Patents, incurs any financial or other liability on the part of Licensee or requires an admission of liability, wrongdoing or fault on the part of Licensee, in each case without Licensee’s prior written consent, not to be unreasonably withheld, conditioned or delayed.

4.2.2 Licensee Enforcement. If TESARO elects not to enforce any Patent Right within the Licensed Patents against Infringement or alleged Infringement thereof in the Licensed Territory pursuant to Section 4.2.1, then it shall so notify Licensee in writing within thirty (30) days of receiving notice or otherwise becoming aware that an Infringement exists. If TESARO

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

does not notify Licensee in writing of its intent to initiate proceedings or take other appropriate action with respect to ceasing the applicable Infringement within such thirty (30) day period, Licensee may, to the extent permitted under the Upstream Agreements and at Licensee’s sole option and expense, institute suit against any such Infringer or alleged Infringer and control and defend such suit with counsel selected by Licensee. TESARO shall reasonably cooperate in any such litigation at Licensee’s request and expense, including by joining any such suit as a party. Licensee shall not enter into any settlement of any claim described in this Section 4.2.2 that admits to the invalidity or unenforceability of the Licensed Patents, incurs any financial or other liability on the part of TESARO or requires an admission of liability, wrongdoing or fault on the part of TESARO, in each case without TESARO’s prior written consent, not to be unreasonably withheld, conditioned or delayed.

4.2.3 Progress Reports.  The Party initiating or defending any enforcement action described in this Section 4.2 shall keep the other Party reasonably informed of the progress of any such enforcement action.

4.2.4 Expenses; Recovery.  Any damages, settlements or other monetary awards recovered in any such action shall first be applied to reimburse each Party’s costs and expenses in connection therewith.  Any such recovery in excess of such costs and expenses shall be retained by the enforcing Party; provided, that if Licensee is the enforcing Party, then such recovery shall be deemed Net Sales and subject to Royalty payments to TESARO under Section 3.3.

Section 4.3

Defense of Third Party Claims. If either (a) the Product Manufactured or Commercialized by or under authority of Licensee becomes the subject of a Third Party’s claim or assertion of Infringement of a patent relating to the Manufacture or Commercialization of the Product in the Licensed Field in the Licensed Territory, or (b) if a declaratory judgment action is brought naming either Party as a defendant and alleging invalidity of any of the Licensed Patents, the Party first having notice of the claim or assertion shall promptly notify the other Party, and the Parties shall promptly confer to consider the claim or assertion and the appropriate course of action. Unless the Parties otherwise agree in writing, each Party shall have the right to defend itself against a suit that names it as a defendant (the “Defending Party”). None of the Parties shall enter into any settlement of any claim described in this Section 4.3 that admits to the invalidity or unenforceability of the Licensed Patents, incurs any financial or other liability on the part of the other Party or requires an admission of liability, wrongdoing or fault on the part of the other Party without such other Party’s prior written consent, not to be unreasonably withheld, conditioned or delayed. In any event, the other Party shall reasonably assist the Defending Party and cooperate in any such litigation at the Defending Party’s reasonable request and expense.    If the Defending Party is deemed responsible in connection with any suit or claim subject to this Section 4.3, any resulting damages, settlement amounts and expenses shall be borne by the Defending Party.  If both Parties are Defending Parties and are both deemed responsible in connection with any suit or

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

claim subject to this Section 4.3, any resulting damages, settlement amounts and expenses shall be borne by the Parties in proportion to their relative responsibility.
Section 4.4

Patent Marking. Licensee will mark, and will cause its Affiliates and Sublicensees to mark, the Product with all Licensed Patents in accordance with applicable Law, which marking obligation will continue for as long as (and only for as long as) required under applicable Law.

ARTICLE 5.	GOVERNANCE & OBLIGATIONS OF THE PARTIES
Section 5.1	Joint Steering Committee.

5.1.1 Establishment of JSC.  The Parties will establish a joint steering committee to review and oversee the Development and Commercialization of the Licensed Compounds and Products in the Licensed Field in the Licensed Territory and to coordinate the Parties’ activities under this Agreement (the “Joint Steering Committee” or “JSC”). Within thirty (30) days after the Effective Date, each Party shall appoint three (3) representatives to the JSC, at least one (1) of which shall have sufficient seniority and relevant expertise within the applicable Party’s organization to have the necessary decision-making authority in order for the JSC to fulfill its responsibilities.  The JSC may change its size from time to time by mutual consent of the Parties; provided, that the JSC will consist at all times of an equal number of representatives of each of TESARO and Licensee.  Each Party may at any time replace its JSC representatives upon written notice to the other Party.  From time to time, the JSC may establish subcommittees to oversee particular projects or activities as it deems necessary or advisable, including with respect to the establishment between the Parties of a system for supply chain management and for the exchange of Product safety information, in each case directed to the Licensed Territory.  Each subcommittee shall consist of an equal number of members from each Party with such expertise as the JSC determines is appropriate from time to time.

5.1.2 Chairperson of the JSC.  Licensee shall select from its representatives a chairperson for the JSC, and Licensee may change its designated chairperson from time to time upon written notice to the other Party.  The chairperson will be responsible for calling meetings, preparing and circulating an agenda and relevant materials (including drafts of, updates to, or any proposed changes to the Development Plan) to the other Party at least ten (10) Business Days in advance of each meeting, and preparing and issuing minutes of each meeting within ten (10) Business Days thereafter for approval by the JSC.

5.1.3 JSC Responsibilities. The JSC shall be responsible for:
(a)

coordinating the activities of the Parties under this Agreement along with the Alliance Managers and providing an additional forum to facilitate communications between the Parties under this Agreement;

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(b)

reviewing, discussing and approving changes to the Development Plan, overseeing the implementation of the Development Plan, and reviewing and discussing the data and results of the Development activities under the Development Plan, in each case subject to Section 5.1.5 below;

(c)	reviewing and discussing the Development and Commercialization of the Licensed Compound and Product in the Licensed Territory;
(d)

discussing at a high-level and exchanging relevant information relating to the Development and Commercialization activities for the Licensed Compound and Product undertaken by TESARO and its Affiliates outside of the Licensed Territory (i) to the extent relevant to the Development and Commercialization of the Licensed Compound and Product in the Licensed Territory, and (ii) to the extent that TESARO has the right to disclose such information to Licensee;

(e)

discussing at a high-level potential opportunities for coordination or collaboration between the Parties, with or without Third Parties, with respect to the Development and Commercialization of the Licensed Compound and Product that may be mutually beneficial to the Parties, in each case to the extent that each Party has the right to discuss such opportunities with the other Party; and

(f)	performing such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or allocated to it by the Parties in writing by mutual agreement.

5.1.4 Meetings. The JSC shall meet at least one (1) time every six (6) months during any period in which any Development activities (except for any activities not necessary to obtain Marketing Approval, such as post-marketing surveillance activities or post-Marketing Approval clinical studies) in the Licensed Territory are ongoing and once (1) per year thereafter, and may meet at other times as mutually agreed by the Parties.  The JSC meetings may occur in person or by telephone or videoconference; provided, that the Parties will hold one (1) in-person meeting per year at a location to be mutually agreed by the Parties. Each Party will bear its own costs associated with attending JSC meetings.  Each Party may from time to time invite a reasonable number of participants, in addition to its representatives, to attend JSC meetings in a non-voting capacity.  Each individual attending a JSC meeting (whether as a JSC member or invitee) shall be bound by written non-use, non-disclosure terms and conditions at least as restrictive as those set forth in this Agreement with respect to the Confidential Information of the other Party.

5.1.5 Dispute Resolution. The members of each Party on the JSC shall collectively have one vote. Except as otherwise provided in this Section 5.1.5, decisions of

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the JSC shall be made by unanimous vote; provided, that at least one (1) representative from each Party participates in such vote.  If the JSC does not reach unanimity with respect to a particular matter, and the JSC is unable to resolve the dispute within fifteen (15) Business Days, then either Party may, by written notice to the other, have such matter referred to the Executive Officers, who shall meet promptly and negotiate in good faith to resolve the dispute.  If the Executive Officers cannot resolve such dispute within fifteen (15) Business Days, then (a) TESARO shall have final decision-making authority on any matter that may have an impact on or effect on the Development, Manufacture or Commercialization of the Licensed Compounds and Products outside of the Licensed Field and/or outside of the Licensed Territory, provided, however, that TESARO shall consider in good faith Licensee’s opinions if the matter would also have a non-trivial impact on or effect on the Development, Manufacture or Commercialization of the Licensed Compound or Products in the Licensed Territory, and (b) Licensee shall have final decision-making authority on any matter that is solely and exclusively related to the Licensed Territory.

5.1.6 Limitations on Authority of JSC.  The JSC will have sole authority with respect to the responsibilities assigned to it in Section 5.1.3 and elsewhere in this Agreement.  The JSC shall not have any authority to amend, modify or waive compliance with this Agreement.  For clarity, neither TESARO nor Licensee will have any right to unilaterally modify, waive or amend its own compliance with the terms of this Agreement.

5.1.7 Alliance Manager.  TESARO and Licensee shall as soon as practicable after the Effective Date appoint one employee who is responsible for coordinating the activities of the Parties under this Agreement and provide a forum to facilitate communications between the Parties under this Agreement (each such employee, an “Alliance Manager”).

Section 5.2

Development Plan.  The Development of Licensed Compounds and Products in the Licensed Field in the Licensed Territory shall be conducted by Licensee pursuant to a Development plan that will include a description of the Development activities to be performed in support of the Marketing Approval of the Products in the Licensed Field in the Licensed Territory, including projected timelines for completion of such activities (the “Development Plan”).  The initial Development Plan agreed to by the Parties is attached hereto as Exhibit D.  Any material changes to the Development Plan shall require the approval of the JSC.  Not later than thirty (30) days after December 31 of each Calendar Year, Licensee shall submit to the JSC an updated Development Plan for the pending Calendar Year.  Such update shall take into account completion, commencement, changes in or cessation of Development activities not contemplated by the then-current Development Plan in sufficient detail to reflect the continued diligence of Licensee and shall reflect effort and resources consistent with other priority projects of Licensee.  TESARO shall have the right to comment on such annual plan.  In the event TESARO reasonably disagrees with the plan, Licensee shall consider in good faith TESARO’s comments for revising the plan.  Notwithstanding anything to the contrary set forth in this Agreement, Licensee shall not have the right to use the Product in Development or Commercialization activities using a dosage amount

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and/or dosage schedule that is not being used by TESARO in its Development and Commercialization activities for the Product in the TESARO Territory without TESARO’s prior written consent.
Section 5.3

Responsibility. Following the Effective Date and at all times during the Term, Licensee shall be solely responsible for all costs and expenses required to Develop, Manufacture and Commercialize the Product in the Licensed Field in the Licensed Territory, as well as all other costs and expenses associated with the Commercialization of the Product in the Licensed Territory, and except as expressly set forth herein shall have sole decision making authority with respect thereto.  All Development, Manufacture and Commercialization activities undertaken by or on behalf of Licensee shall be in compliance with all applicable Law.

Section 5.4

Diligence. Licensee shall (directly and/or through one or more Affiliates and/or Sublicensees) use Diligent Efforts to Develop Licensed Compounds and Products in accordance with the then-applicable Development Plan and Commercialize Products in the Licensed Field in the Licensed Territory.  Without limiting the generality of the foregoing, Licensee shall use Diligent Efforts to (a) Develop, obtain Marketing Approval for and Commercialize at least [***] hereunder, and (b) undertake the commercial launch of a Product in Japan promptly after, and in any case not later than [***] after, the date that the final Marketing Approval is granted with respect such Product in Japan.  Any failure by Licensee to comply with the obligations set forth in this Section 5.4 shall be deemed to be a material breach for which TESARO may exercise its termination rights under Article 9 and any other available remedies at law or in equity.

Section 5.5

Development Records.  Licensee shall maintain complete and accurate records of all work conducted by or on behalf of Licensee in furtherance of the Development of the Licensed Compound and Product and all material results, data and developments made in conducting such activities.  Such records shall be maintained in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes and in accordance with applicable Law.

Section 5.6	Data Sharing and Use.

5.6.1 Data Sharing.  In addition to the adverse event and safety reporting to be undertaken under the safety data exchange agreement described in Section 5.10, each Party shall promptly provide the other Party, through the JSC if practicable or if not practicable directly to the other Party, with copies of all material data and reports generated from its Development of the Licensed Compound and Product in its territory to the extent owned or controlled by such Party and permitted to be disclosed by such Party and necessary or useful for the Development of the Licensed Compound or Product in the other Party’s territory.

5.6.2 Use of Data and Results.  Each Party shall have the right to use and reference any material data, including, but not limited to, Regulatory Materials generated from the Development of the Licensed Compound and Product in the other Party’s territory and disclosed

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under Section 5.6.1 in support of obtaining Marketing Approval for the Licensed Compound and Product in its territory.
Section 5.7

Regulatory Activities.  Licensee shall apply for and maintain, at Licensee’s sole cost and expense and in Licensee’s name, all Marketing Approvals of Product in the Licensed Territory.  Licensee shall be responsible for the preparation of all Regulatory Materials and all communications and interactions with Regulatory Authorities with respect to the Product in the Licensed Territory, both prior to and subsequent to receipt of Marketing Approval, and TESARO shall provide reasonable assistance requested by Licensee with respect thereto, including, without limitation, facilitation of any discussions between Licensee and Janssen to the extent such discussion is necessary or useful for the Marketing Approvals of Product in the Licensed Territory.  Upon the request by a Regulatory Authority in the Licensed Territory to Licensee for any information or materials relating to the Licensed Compound or Product that have not already been provided to Licensee under the terms of this Agreement, TESARO shall promptly provide to Licensee such information or materials to the extent that such information or materials are in TESARO’s possession, readily available and within TESARO’s Control.  Upon TESARO’s reasonable request, Licensee shall, as soon as practicable, provide TESARO with (a) an electronic copy in English (or if the originals are not written in English together with the translations into English) of all material Regulatory Materials and correspondence with Regulatory Authorities, subject to reimbursement by TESARO of reasonable translation fees and (b) an electronic copy of all other Regulatory Materials and correspondence with Regulatory Authorities, in each case by or on behalf of Licensee with respect to the Development of the Licensed Compound and Product in the Licensed Territory.

Section 5.8	Reporting Obligations.

5.8.1 Reports.  On January 31 and July 31 of each Calendar Year during any period in which activities described in the Development Plan are ongoing, Licensee shall submit to TESARO a report summarizing in reasonable detail Licensee’s and its Affiliates’ and Sublicensees’ activities related to the Development, Manufacture (to the extent that Licensee has the right to and is conducting Manufacturing activities under this Agreement) and Commercialization of the Product during the preceding six (6) month period.    On July 31 of each Calendar Year after the completion of the activities described in the Development Plan, Licensee shall submit to TESARO a report summarizing in reasonable detail Licensee’s and its Affiliates’ and Sublicensees’ activities related to the Manufacture (to the extent that Licensee has the right to and is conducting Manufacturing activities under this Agreement) and Commercialization of the Product during the preceding year.

5.8.2 Commercial Launch Plan.  At least [***] prior to the anticipated First Commercial Sale of a Product in Japan and as soon as practicable in advance of the anticipated First Commercial Sale of a Product in any other country in the Licensed Territory, Licensee

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shall submit to TESARO its proposed commercial launch plan for such Product for TESARO’s review and comment.
Section 5.9	Product Supply.

5.9.1 Supply Agreements.  The Parties shall negotiate in good faith and attempt to agree (a) within [***] of the Effective Date, upon one supply agreement for the clinical supply, and (b) within a certain period of time to be agreed by the JSC or a subcommittee established thereby as soon as practicable after the Effective Date, upon another supply agreement for the commercial supply, in each case of Compound API, Bulk Product and/or Primary Packaged Product by TESARO to Licensee at TESARO’s Manufacturing Cost plus [***]  (collectively, the “Supply Agreements”), and a related quality agreement.  Licensee will be solely responsible for using the Compound API, the Bulk Product and/or the Primary Packaged Product supplied by TESARO to Licensee under the Supply Agreements to Manufacture Products for use by Licensee, its Affiliates, and its Sublicensees in the Licensed Field in the Licensed Territory. Licensee acknowledges and agrees that (i) TESARO and/or its Affiliates have engaged certain Third Party contract manufacturers to manufacture the Compound API, the Bulk Product and/or the Primary Packaged Product to be supplied by TESARO to Licensee under the Supply Agreements, and (ii) the terms of the Supply Agreements shall be substantially consistent with the terms of TESARO’s agreements with such Third Party contract manufacturers.  Without limiting the foregoing, TESARO shall provide a reasonable opportunity for Licensee to review and comment on existing and new agreements or material amendments to TESARO’s existing agreements with Third Party contract manufacturers related to the Licensed Territory and shall use reasonable efforts to include in any such agreements with Third Parties terms and conditions reasonably requested by Licensee, including those terms and conditions required under applicable Law for the Licensed Territory.

5.9.2 Technology Transfer.  Without limiting Section 2.4.1, if the Supply Agreements include the supply of Compound API and/or Bulk Product, then upon Licensee’s reasonable request, TESARO shall transfer to Licensee or its designated Third Party contract manufacturer all material Licensed Know-How necessary to Manufacture Products using the Compound API and/or Bulk Product.  In connection with such technology transfer, TESARO shall provide reasonable technical assistance, at Licensee’s request and Licensee’s cost at the Reimbursement Rate, to enable Licensee or its designated Third Party contract manufacturer to Manufacture Products using the Compound API and/or Bulk Product (the “Technical Assistance”).  Within thirty (30) days after the end of each Calendar Quarter, TESARO shall deliver to Licensee an invoice setting forth the number of hours of Technical Assistance provided by TESARO to Licensee during the prior Calendar Quarter and the amounts owed to TESARO with respect thereto.

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5.9.3 Excluded CMOs.  Notwithstanding anything to the contrary set forth in this Agreement, Licensee shall not engage the Third Parties set forth on Exhibit F hereto (the “Excluded CMOs”) to Manufacture Products using the Compound API without TESARO’s prior written consent.  TESARO shall have the right to update Exhibit F from time to time upon written notice to Licensee; provided, that Licensee shall not be deemed to be in breach of this Section 5.9.3 if Licensee has, prior to the date that an Excluded CMO was added to Exhibit F by TESARO, engaged such Excluded CMO to Manufacture Products using the Compound API without TESARO’s consent.

Section 5.10

Safety Data Exchange Agreement.   Within [***] of the Effective Date, but in any event prior to commencement of any clinical trials with the Licensed Compound or Product in the Licensed Territory, the Parties will in good faith negotiate and finalize a separate safety data exchange agreement (the “Pharmacovigilance Agreement”), the terms of which shall set forth the obligations, procedures and timelines for exchanging information (such as the occurrence of adverse events and serious adverse events) observed in connection with the Product in order to enable each Party to comply with its safety reporting obligations to Regulatory Authorities in its respective territory.  Prior to the execution of the Pharmacovigilance Agreement, each Party shall promptly notify the other Party of any information observed in connection with the Product necessary to enable such Party to comply with its safety reporting obligations to Regulatory Authorities in its respective territory.  TESARO shall maintain the global safety database for the Licensed Compound and Product, which shall include adverse events and other information relating to the safety of the Licensed Compound and Product.  Upon reasonable advanced request by Licensee, TESARO shall make the data maintained in the global safety database accessible and available to Licensee in the form in which such data is then-currently maintained by TESARO.

Section 5.11

Audit of TESARO and TESARO Vendors. Subject to the terms and conditions set forth in this Section 5.11, Licensee shall have the right to audit TESARO and any Third Party vendors and suppliers used by TESARO to carry out material activities in respect of the Development, Manufacture and Commercialization of the Licensed Compound and Product in the TESARO Territory (the “TESARO Vendors”) (a) to the extent necessary for purposes of preparing Regulatory Materials and obtaining or maintaining Marketing Approval for the Licensed Compound and Product in the Licensed Territory, or (b) for the purpose of verifying that TESARO is complying with all good scientific, clinical, manufacturing and commercial practices consistent with industry standards and requirements (including, without limitation, any requirements of Regulatory Authorities in the Licensed Territory) across the TESARO Vendors.  Licensee’s audit rights under this Section 5.11 (i) are subject in all respects to the audit rights available to TESARO under the terms of its agreements with TESARO Vendors, and (ii) may only be exercised upon reasonable advance request by Licensee and on a reasonable basis and frequency.  The Parties shall cooperate reasonably and in good faith via the JSC to plan and schedule any audits of TESARO Vendors.  For clarity, this Section 5.11 shall not limit TESARO’s right to audit the TESARO Vendors.

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Section 5.12

Government Filings. The Parties acknowledge and agree that this Agreement shall be subject in all respects to any applicable filings and approvals required from any Governmental Authority in the Licensed Territory with respect to the execution and performance hereof (“Licensed Territory Filings and Approvals”). Licensee shall be solely responsible for making and obtaining all such Licensed Territory Filings and Approvals, at its sole cost and expense.

ARTICLE 6.	REPRESENTATIONS AND WARRANTIES; COVENANTS
Section 6.1	Mutual Warranties. Each of TESARO and Licensee represent and warrant to the other that:
(a)

it is duly organized and validly existing under the Law of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)

it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the individual executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; and

(c)

this Agreement is legally binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material applicable Law.

Section 6.2	Additional TESARO Warranties. TESARO represents and warrants to Licensee that, as of the Effective Date:
(a)

TESARO has the right to grant the licenses to the Licensed Patents and Licensed Know-How as set forth in Section 2.1. TESARO has not granted to any Third Party any rights or licenses under such Licensed Patents or Licensed Know-How that would conflict with the licenses granted to Licensee hereunder;

(b)	to TESARO’s knowledge, the Licensed Patents are not invalid or unenforceable in whole or in part;
(c)	TESARO has no knowledge of any claim or litigation that has been brought or threatened in writing by any Third Party alleging that the Licensed Patents are invalid or unenforceable;

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(d)

TESARO and its Affiliates do not own or Control any Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize the Product in the Licensed Field in the Licensed Territory other than the Licensed Patents listed on Exhibit B;

(e)	TESARO has provided Licensee with a true and complete copy of each Upstream Agreement, and each Upstream Agreement is in full force and effect;
(f)

TESARO has not received or given any written notice of default or termination under any Upstream Agreement, and to TESARO’s knowledge, there is no act or omission by TESARO that would provide the counter-party the right to terminate any Upstream Agreement;

(g)

it has not employed or used a contractor or consultant that has been debarred or subject to a similar sanction by any Regulatory Authority or that is the subject of any investigation or proceeding with respect thereto;

(h)	TESARO has disclosed to Licensee all material correspondence between TESARO and the FDA in relation to Licensed Compound and/or Product requested by Licensee;
(i)

TESARO has conducted, and has used reasonable efforts to cause its contractors to conduct, all preclinical and clinical studies for the Product and the manufacturing of the Product, in accordance in all material respects with (i) all applicable Laws, (ii) the published standards of any applicable Regulatory Authorities, and (iii) the scientific standards applicable to the conduct of such studies and activities, including current good laboratory practice, current good clinical practice and current good manufacturing practice, in each case to the extent necessary to support Licensee’s Development, Manufacturing and Commercialization of the Licensed Compound and Product in the Licensed Territory;

(j)

TESARO has (i) prepared, maintained and retained all Regulatory Materials pursuant to and in accordance in all material respects with all applicable Law, and (ii) such Regulatory Materials do not contain any materially false or misleading statements, in each case to the extent necessary to support Licensee’s Development, Manufacturing and Commercialization of the Licensed Compound and Product in the Licensed Territory; and

(k)	The first negotiation right of Janssen under Section 3.3 of the Janssen Agreement for the Licensed Territory (other than Japan) has been waived, expired or is no longer in effect.

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Section 6.3

Additional Licensee Warranties. Licensee represents and warrants to TESARO that, as of the Effective Date, (a) neither Licensee nor any of its Affiliates owns or Controls rights to any PARP Inhibitor anywhere in the world, (b) neither Licensee nor any of its Affiliates is, by themselves or in cooperation with or through others, researching, developing, manufacturing or commercializing any PARP Inhibitor anywhere in the world, and (c) neither Licensee nor any of its Affiliates has any obligation to distribute any pharmaceutical product containing a PARP Inhibitor in the Licensed Territory under a Pre-Effective Date Wholesaler Agreement.

Section 6.4

Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 6 (REPRESENTATIONS AND WARRANTIES; COVENANTS), NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF PATENT CLAIMS. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY EITHER PARTY THAT EITHER PARTY WILL BE SUCCESSFUL IN OBTAINING ANY PATENT RIGHTS, OR THAT ANY PATENTS WILL ISSUE BASED ON A PENDING APPLICATION.

Section 6.5	Parties’ Covenants.
6.5.1 Licensee Covenants. Licensee covenants to TESARO that:
(a)

it will conduct, and will use reasonable efforts to cause its contractors to conduct, all preclinical and clinical studies for the Product and the manufacturing of the Product, in accordance in all material respects with (i) all applicable Law in the Licensed Territory, (ii) the published standards of any applicable Regulatory Authorities in the Licensed Territory, and (iii) the scientific standards applicable to the conduct of such studies and activities in the Licensed Territory, including current good laboratory practice, current good clinical practice and current good manufacturing practice;

(b)

it will prepare, maintain and retain all Regulatory Materials in the Licensed Territory pursuant to and in accordance in all material respects with all applicable Law and will not make any materially false or misleading statement to a Regulatory Authority in connection with such Regulatory Materials;

(c)

it will not knowingly employ any personnel or knowingly use a contractor or consultant that has been debarred or subject to a similar sanction by any Regulatory Authority or that is the subject of any investigation or proceeding with respect thereto;

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(d)

during the Term and for a period of [***] thereafter, Licensee shall not, and shall cause its Affiliates not to, directly or indirectly, develop, manufacture, market, promote, import, export, or sell, or assist any Third Party, directly or indirectly, to develop, manufacture, market, promote, import, export, or sell anywhere in the world, any generic version of the Product without the prior written consent of TESARO (collectively, “Competing Activities”); provided, that if Licensee is merged or consolidated with a Third Party or enters into any transaction with a Third Party that, in either case, is at the time of entering into the transaction, engaged in Competing Activities and, as a result of such transaction becomes an Affiliate of Licensee (a “Subject Transaction”), nothing in this section shall restrict such Third Party or its Affiliates (“Post-Execution Affiliate”) from continuing to pursue or engage in the research, development, manufacture or commercialization of any product in connection with programs of such Post-Execution Affiliate existing prior to the effective time of such Subject Transaction, provided that:

(1)

Licensee shall provide TESARO with written notice of any such Subject Transaction within [***] following the earlier of the first public announcement of the execution of any agreement with respect to such Subject Transaction and the closing date of such Subject Transaction; and

(2)	such Post-Execution Affiliate’s Competing Activities shall be kept separate from the activities of Licensee;
(e)

Licensee shall seek TESARO’s input in connection with its determination of the following matters: (i) the last to expire Valid Claim that prevents the entry of a Generic Product in Japan; and (ii) the expiration of the Drug Re-Examination Period for the primary indication of the Product in Japan (the last of (i) and (ii) to occur, the “Expiration Event”). [***]; and

(f)

During the Term, Licensee shall not amend, waive or otherwise modify (or consent to any of the foregoing) [***] in any manner that would reasonably be expected to conflict with the terms of this Agreement, including the consideration payable to TESARO hereunder for the rights and licenses granted to Licensee, or the segregation of TESARO’s Confidential Information, including Licensed Know-How and any other information related to the Licensed Compound or Product that is not part of the public domain, without TESARO’s prior written consent.

6.5.2 TESARO Covenants. TESARO covenants to Licensee that:

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(a)

it will conduct, and will use reasonable efforts to cause its contractors to conduct, all preclinical and clinical studies for the Product and the manufacturing of the Product in accordance in all material respects with (i) all applicable Laws in the TESARO Territory, (ii) the published standards of any applicable Regulatory Authorities in the TESARO Territory, and (iii) the scientific standards applicable to the conduct of such studies and activities in the TESARO Territory, including current good laboratory practice, current good clinical practice and current good manufacturing practice, in each case to the extent necessary to support Licensee’s Development and Commercialization of the Licensed Compound and Product in the Licensed Territory;

(b)

it (i) will prepare, maintain and retain all Regulatory Materials in the TESARO Territory pursuant to and in accordance in all material respects with all applicable Law, and (ii) will not make any materially false or misleading statement to a Regulatory Authority in connection with such Regulatory Materials, in each case to the extent necessary to support Licensee’s Development, Manufacturing and Commercialization of the Licensed Compound and Product in the Licensed Territory; and

(c)

it will not knowingly employ any personnel or knowingly use a contractor or consultant that has been debarred or subject to a similar sanction by any Regulatory Authority or that is the subject of any investigation or proceeding with respect thereto.

Section 6.6	Upstream Agreements.

6.6.1 Licensee Compliance.  Licensee acknowledges and agrees that the rights and licenses granted by TESARO to Licensee under this Agreement are subject to the terms of the Upstream Agreements.  Licensee agrees to promptly take any action (or omission, to the extent applicable to Licensee) reasonably requested by TESARO that is necessary or advisable to maintain compliance with the terms and conditions of the Upstream Agreements.

6.6.2 TESARO Covenants.  During the Term, TESARO shall maintain each Upstream Agreement in full force and effect and shall not terminate, amend, waive or otherwise modify (or consent to any of the foregoing) its rights under any Upstream Agreement in any manner that materially diminishes the rights or licenses granted to Licensee hereunder or increases or generates any new payment obligation under any Upstream Agreement that would apply to Licensee without Licensee’s prior written consent. During the Term, TESARO agrees to undertake to notify Licensee in writing of any threatened termination in writing of any of the Upstream Agreements or the Janssen Agreement by Merck, AZ or Janssen, as applicable.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 6.7

Compliance with Law.  Each Party agrees that, in connection with the performance and exercise of its rights and obligations under this Agreement, it will comply with all applicable Law, including without limitation the FCPA and/or all applicable Anti-Corruption Laws. In particular, neither Party nor any of its directors, officers, employees or agents will, directly or indirectly, make, offer, promise, authorize, solicit or accept any unlawful payment, kickback, gift, rebate, or other thing of value to, from, or for the benefit of any Person to obtain or retain business for or with, or to direct business to, any Person.

ARTICLE 7.	INDEMNIFICATION
Section 7.1	Indemnity.

7.1.1 Indemnification by TESARO. TESARO agrees to defend, indemnify and hold Licensee, its Affiliates and their respective directors, officers, employees and agents (the “Licensee Indemnified Parties”) harmless from and against any claims, losses, costs, damages, fees or expenses (including legal fees and expenses) (collectively, “Losses”) resulting from any Third Party claim (including product liability claims based upon the use of the Product) arising out of or otherwise relating to (a) the negligence or willful misconduct of TESARO, (b) the Development, Manufacture or Commercialization of the Product by or on behalf of TESARO, (c) the material breach of this Agreement by TESARO, or (d) any failure to meet the relevant specifications and warranties set forth in the Supply Agreements, or other manufacturing defect, in either case relating to the Compound API, Bulk Product and/or Primary Packaged Product existing at the time that it is delivered by TESARO to Licensee under the Supply Agreements; except, in each case, to the extent such Losses result from clause (a), (b), (c) or (d) of Section 7.1.2.  In the event of any such claim against the Licensee Indemnified Parties by a Third Party, Licensee shall promptly notify TESARO in writing of the claim (provided, however, that any failure or delay to notify shall not excuse any obligations of TESARO except to the extent TESARO is actually prejudiced thereby) and TESARO shall solely manage and control, at its sole expense, the defense of the claim and its settlement; provided, however, that TESARO shall not settle any such claim without the prior written consent of Licensee if such settlement does not include a complete release from liability of the Licensee Indemnified Parties or if such settlement would involve the undertaking of any obligation by any Licensee Indemnified Party, would bind or impair any Licensee Indemnified Party, or includes any admission of wrongdoing by any Licensee Indemnified Party. The Licensee Indemnified Parties shall cooperate with TESARO and may, at their sole option and expense, be represented in any such action or proceeding by counsel of their own choosing.

7.1.2 Indemnification by Licensee. Licensee agrees to defend, indemnify and hold TESARO and its Affiliates and their respective directors, officers, employees and agents (the “TESARO Indemnified Parties”) harmless from and against any Losses resulting from any Third Party claim (including product liability claims) arising out of or otherwise relating to (a) the negligence or willful misconduct of Licensee, its Affiliates, or Sublicensees, (b) the Development,

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Manufacture or Commercialization of the Product by or on behalf of Licensee, its Affiliates, or Sublicensees, (c) the material breach of this Agreement by Licensee, or (d) any action or omission of Licensee, its Affiliates or Sublicensees that causes a breach of or results in non-compliance under the Upstream Agreements; except, in each case, to the extent such Losses result from clause (a), (b), (c) or (d) of Section 7.1.1. In the event of any such claim against the TESARO Indemnified Parties by a Third Party, TESARO shall promptly notify Licensee in writing of the claim (provided, however, that any failure or delay to notify shall not excuse any obligation of Licensee except to the extent Licensee is actually prejudiced thereby) and Licensee shall solely manage and control, at its sole expense, the defense of the claim and its settlement; provided, however, that Licensee shall not settle any such claim without the prior written consent of TESARO if such settlement does not include a complete release from liability of the TESARO Indemnified Parties or if such settlement would involve the undertaking of any obligation by any TESARO Indemnified Party, would bind or impair a TESARO Indemnified Party, or includes any admission of wrongdoing by any TESARO Indemnified Party. The TESARO Indemnified Parties shall cooperate with Licensee and may, at their sole option and expense, be represented in any such action or proceeding by counsel of their own choosing.

Section 7.2

LIMITATION OF DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE HEREUNDER TO THE OTHER PARTY FOR ANY PUNITIVE, RELIANCE, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST REVENUE, LOST PROFITS, OR LOST SAVINGS) HOWEVER CAUSED AND UNDER ANY THEORY, EVEN IF IT HAS NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. THE LIMITATIONS SET FORTH IN THIS SECTION 7.2 SHALL NOT APPLY WITH RESPECT TO (A) ANY BREACH OF ARTICLE 8 OR (B) THE INTENTIONAL MISCONDUCT OF A PARTY. NOTHING IN THIS SECTION 7.2 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF A PARTY UNDER THIS ARTICLE 7 WITH RESPECT TO ANY DAMAGES PAID TO A THIRD PARTY IN CONNECTION WITH A THIRD-PARTY CLAIM.

Section 7.3

Insurance. At such time as Licensee or any of its Affiliates or Sublicensees begins to sell or distribute Product, Licensee shall, at its own expense, procure and maintain product liability insurance in the amount of [***].  All such policies shall name Merck as an additional insured, and insurers will waive all rights of subrogation against Merck.  Upon TESARO’s request, Licensee will promptly provide for itself and its Affiliates and Sublicensees copies of certificates of insurance evidencing such coverages.  Licensee shall notify TESARO not less than twenty-five (25) days in advance of any material change or cancellation of any policy. Licensee shall continue to maintain such insurance in effect after the expiration or termination of this Agreement during any period in which Licensee or its Affiliates or Sublicensees continues to make, have made, use, sell, offer to sell or import Product.  If any insurance is on a claims made basis, Licensee will maintain such insurance for a period of not less than [***] after it has ceased all commercial sale, distribution or use of any Product.  The Parties acknowledge and agree that Licensee may meet its obligations under this Section 7.3 through self-insurance.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 8.	CONFIDENTIALITY
Section 8.1	Confidential Information.

8.1.1 Definition. “Confidential Information” means all Know-How and other confidential or proprietary information, materials and data, whether or not marked as confidential or proprietary, which the disclosing Party or any of its Affiliates has supplied or otherwise made available to the other Party or its Affiliates hereunder, whether made available orally, in writing or in electronic or other form, including information comprising or relating to concepts, discoveries, inventions, ideas, data, designs or formulae. Any confidential or proprietary information, materials or data of any Upstream Licensor which TESARO makes available to Licensee hereunder shall constitute Confidential Information of TESARO for purposes of this Article 8.

8.1.2 Confidential Information. During the Term and for a period of [***] after any termination or expiration of this Agreement, each Party agrees to keep in confidence and not to disclose to any Third Party, or use for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement or as otherwise specifically permitted under this Agreement, any Confidential Information of the other Party. The terms of this Agreement will be considered Confidential Information of both Parties, subject to permitted disclosures as set forth in this Article 8. The restrictions on the disclosure and use of Confidential Information set forth in this Article 8 will not apply to any Confidential Information that:

(a) was known by the receiving Party prior to disclosure by the disclosing Party hereunder (as evidenced by the receiving Party’s written records or other competent evidence);
(b) is or becomes part of the public domain through no fault of the receiving Party or its Affiliates or Sublicensees;

(c) is disclosed to the receiving Party by a Third Party having a legal right to make such disclosure without violating any confidentiality or non-use obligation that such Third Party has to the disclosing Party and provided such Third Party is not disclosing such information on behalf of the disclosing Party; or

(d) is independently developed by personnel of the receiving Party who did not have access to the Confidential Information (as evidenced by the receiving Party’s written records or other competent evidence).

In addition, if either Party is required to disclose Confidential Information of the other Party by regulation, Law or legal process, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

United States or of any stock exchange, such Party shall provide prior written notice and a copy of such intended disclosure to such other Party if possible under the circumstances, will consider in good faith the other Party’s comments, will disclose only such Confidential Information of such other Party as is required to be disclosed and will cooperate in the disclosing Party’s efforts to obtain a protective order or to limit the scope of the required disclosures. Notwithstanding anything in this Agreement to the contrary, either Party may disclose to bona fide potential or existing investors or lenders, potential acquirors/acquirees, and such Party’s consultants and advisors, the existence and terms of this Agreement to the extent necessary in connection with a proposed equity or debt financing of such Party, or a proposed acquisition or business combination or similar transaction, so long as such recipients are bound in writing to maintain the confidentiality of such information.

8.1.3 Permitted Disclosures. Each Party agrees that it and its Affiliates will provide or permit access to Confidential Information received from the other Party and such Party’s Affiliates and representatives only to the receiving Party’s employees, agents, consultants, Affiliates, advisors, contractors, potential and existing Sublicensees and distributors, in each case who, in such Party’s reasonable judgment, have a need to know such Confidential Information to assist the receiving Party with the activities contemplated by this Agreement, and who are subject to obligations of confidentiality and non-use with respect to such Confidential Information similar to the obligations of confidentiality and non-use of the receiving Party under this Section 8.1. Each Party shall remain responsible for any failure by its Affiliates, and its and its Affiliates’ respective employees, agents, consultants, advisors, contractors, Sublicensees and distributors, to treat such Confidential Information as required under this Section 8.1 (as if such Affiliates, employees, agents, consultants, advisors, contractors, Sublicensees and distributors were Parties directly bound to the requirements of this Section 8.1).

8.1.4 Restricted Disclosures.  Notwithstanding anything to the contrary set forth in this Agreement, Licensee shall not have the right to, and shall ensure that its Affiliates and Sublicensees shall not, disclose (a) TESARO’s Confidential Information, including Licensed Know-How or information relating to the Licensed Patents, and any other information relating to the Licensed Compound or Product that is not part of the public domain, or (b) the terms of this Agreement, to [***] for any reason without the prior written consent of TESARO.  Licensee shall establish appropriate fire-walls and other procedures to prevent the disclosure of such information to [***] or any individuals associated with such entities, including any individuals that may from time-to-time be employed by or consult for Licensee or a member of the Takeda Group and also be seconded to or consult for [***].  The Parties acknowledge and agree that a breach of this Section 8.1.4 shall be deemed to be a material breach by Licensee for purposes of Section 9.2.1.

Section 8.2

Return/Destruction of Materials.  Upon early termination of this Agreement in its entirety for any reason, each Party and its Affiliates shall immediately return to the other Party or destroy all Confidential Information of the other Party and its Affiliates in such Party’s

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

possession, except for one (1) copy which may be retained in the recipient Party’s confidential files for archive purposes.
Section 8.3

Publicity.  The Parties agree not to (and to ensure that their respective Affiliates do not) issue any press releases or public announcements concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other Party (which shall not be unreasonably withheld or delayed), except as required by applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are traded); provided, that the Party intending to disclose such information shall use reasonable efforts to provide the other Party with advance notice of such required disclosure, and an opportunity to review and comment on such proposed disclosure (which comments shall be considered in good faith by the disclosing Party).  Notwithstanding the foregoing, without prior submission to or approval of the other Party, either Party may issue press releases or public announcements which incorporate information concerning this Agreement which information was included in a press release or public disclosure which was previously disclosed under the terms of this Agreement or which contains only non-material factual information regarding this Agreement.

Section 8.4

Relationship to the Confidentiality Agreement. This Agreement supersedes that certain Confidentiality Agreement by and between TESARO and Licensee dated April 17, 2015, as amended effective as of March 21, 2017; provided, however, that all “Confidential Information” disclosed or received by the Parties thereunder will be deemed “Confidential Information” hereunder and will be subject to the terms and conditions of this Agreement.

ARTICLE 9.	TERM & TERMINATION
Section 9.1

Term.  This Agreement shall be effective as of the Effective Date and, unless terminated earlier by mutual written agreement of the Parties or pursuant to Sections 9.2, 9.3 or 9.4 below, shall continue in effect, on a country-by-country and Product-by-Product basis, until the expiration of the Royalty Term for such Product (the “Term”).    Subject to the applicable terms of any Upstream Agreement, upon expiration of each Term with respect to a Product in a particular country in the Licensed Territory, Licensee’s license pursuant to Section 2.1 shall become fully paid-up, irrevocable, perpetual and sublicensable without restriction.

Section 9.2	Termination by TESARO.

9.2.1 Breach. TESARO will have the right to terminate this Agreement in full upon delivery of written notice to Licensee in the event of any material breach by Licensee of any term or condition of this Agreement; provided, however,  that such termination will not be effective if such breach has been cured within [***] after written notice thereof is given by TESARO to Licensee specifying the nature of the alleged breach; provided further, however, that to the extent such material breach involves (i) the failure to make a payment when due, such breach must be cured within [***] after written notice thereof is given by TESARO to Licensee, or (ii) a breach of Section 8.1.4, TESARO shall be entitled to terminate this Agreement immediately upon written

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notice without any cure period.  For clarity, termination of this Agreement under this Section 9.2.1 is not the exclusive right available to TESARO under this Agreement with respect to any uncured material breach by Licensee.

9.2.2 Termination for IP Challenge. TESARO will have the right to terminate this Agreement in full upon [***] advance written notice to Licensee in the event that (a) Licensee or any of its Affiliates or Sublicensees or any member of the Takeda Group directly or indirectly challenges in a legal or administrative proceeding anywhere in the world the patentability, enforceability or validity of (i) any Licensed Patents, or (ii) any other Patent Rights owned or Controlled by TESARO at any time during the Term that Cover (1) the compositions of matter of the Licensed Compound or Product, (2) methods or processes directed to the Manufacture of the Licensed Compound or Product, or (3) methods of use, administration or formulation of the Licensed Compound or Product (any such legal or administrative proceeding, a “Patent Challenge”), or (b) [***] directly or indirectly initiates a Patent Challenge and TESARO can establish by competent proof (which determination shall, in the event of any dispute between the Parties with respect thereto, be subject to arbitration in accordance with Section 10.4) that such Patent Challenge incorporates or is otherwise based in whole or in part on TESARO’s Confidential Information, including Licensed Know-How or information relating to the Licensed Patents or any other information relating to the Licensed Compound or Product that is not part of the public domain; provided, however, that TESARO will not have the right to terminate this Agreement under this Section 9.2.2 for any such Patent Challenge if such Patent Challenge is dismissed within [***] of TESARO’s notice to Licensee under this Section 9.2.2 and not thereafter continued.

9.2.3 Termination for Termination of Upstream Agreement. Subject to Section 6.6.2, and the second sentence of Section 6.6.1, if applicable , TESARO will have the right to terminate this Agreement in full upon written notice to Licensee upon the notice of the potential termination of any Upstream Agreement due to any action or inaction of the Licensee if such action or inaction  is not cured prior to the expiration of any applicable cure-period in such Upstream Agreement.

9.2.4 Termination for Generic Product. TESARO shall have the right terminate this Agreement with respect to Japan upon [***] prior written notice to Licensee at any time after [***] of the date of the First Commercial Sale of a Generic Product in Japan; provided, that if at any time during the Term Licensee no longer has direct or indirect ownership of any voting or economic interest other than those arising from or in relation to the Pre-Effective Date Wholesaler Agreements in [***], Licensee shall have the right to provide TESARO written notice thereof, and upon receipt of such notice, TESARO’s right to terminate under this Section 9.2.4 shall no longer be effective for so long as Licensee continues not to have any direct or indirect ownership of any voting or such economic interest in [***].

Section 9.3	Termination by Licensee.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.3.1 Breach. Licensee will have the right to terminate this Agreement in full upon delivery of written notice to TESARO in the event of any material breach by TESARO of any term or condition of this Agreement; provided, however, that such termination will not be effective if such breach has been cured within [***] after written notice thereof is given by Licensee to TESARO specifying the nature of the alleged breach.  For clarity, termination of this Agreement under this Section 9.3.1 is not the exclusive remedy available to Licensee under this Agreement with respect to any uncured material breach by TESARO.  If Licensee has the right to terminate this Agreement under this Section 9.3.1, then in lieu of exercising such right of termination, Licensee shall have the right, in its sole discretion and upon delivery of written notice to TESARO, to continue to maintain this Agreement in full force and effect, including all rights and licenses granted by TESARO to Licensee hereunder, provided that (a) Licensee continues to perform all of its obligations and comply with all of its covenants set forth in this Agreement, including all payment and other obligations arising under the Upstream Agreements, and (b) Licensee shall have the right to deposit into a Third Party escrow account any amounts payable directly by Licensee to TESARO under this Agreement, other than amounts that are due under the Upstream Agreements, that Licensee reasonably and in good faith estimates are consistent with the damages suffered by Licensee as a result of TESARO’s alleged uncured material breach pending resolution of any dispute relating to such alleged uncured material breach pursuant to Sections 10.3 and 10.4, with such amounts to be released to Licensee or TESARO, as applicable, promptly following resolution of such dispute.

9.3.2 Partial Termination. Licensee will have the right to terminate this Agreement on a country-by-country basis upon delivery of [***] prior written notice to TESARO.
Section 9.4	Termination Upon Bankruptcy. Either Party may terminate this Agreement if, at any time, any Insolvency Event occurs in relation to the other Party.
Section 9.5	Effects of Termination. Except as otherwise set forth in Section 9.6, upon early termination of this Agreement by either Party under this Article 9:
(a)

Licensee will responsibly wind-down, in accordance with accepted pharmaceutical industry norms and ethical practices, any on-going clinical studies for which it has responsibility hereunder in which patient dosing has commenced or, if reasonably practicable and requested by TESARO, Licensee shall, and shall cause its Affiliates and Sublicensees to, complete such trials. Licensee will be responsible for any costs associated with such wind-down. TESARO will pay all costs incurred by either Party to complete such studies should TESARO request that such studies be completed.

(b)	All sublicenses granted by Licensee pursuant to Section 2.2 will automatically terminate.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)

All rights and licenses granted by TESARO to Licensee in Article 2 will terminate, and Licensee and its Affiliates and Sublicensees will cease all use of Licensed Know-How and Licensed Patents and all Development, Manufacture and Commercialization of the Licensed Compound and Product.

(d)

All rights and licenses related to the Licensed Compound and Product in the Licensed Territory shall immediately revert to TESARO or to an Affiliate or Third Party designated by TESARO (each, a “Designee”).

(e)

All Marketing Approvals and other regulatory filings, documents and communications relating to the Product owned (in whole or in part) or otherwise controlled by Licensee or its Affiliates or Sublicensees, as such items exist as of the effective date of such termination (including all related completed and ongoing clinical studies) will be assigned to TESARO or its Designee and Licensee will provide to TESARO or its Designee one (1) copy of each of the foregoing and all documents contained in or referenced in any such items, together with the raw and summarized data for any clinical studies (and where reasonably available, electronic copies thereof). In the event of any failure to complete such assignment, Licensee hereby consents and grants to TESARO the right to access and reference (without any further action required on the part of Licensee, whose authorization to file this consent with any Regulatory Authority is hereby granted) any of the foregoing items.

(f)

Licensee hereby grants to TESARO and its Affiliates, and TESARO and its Affiliates will automatically have, a perpetual and irrevocable, royalty-free and fully paid-up, non-exclusive license, with the right to grant sublicenses through multiple tiers, under Know-How and Patent Rights that are Controlled by Licensee or any of its Affiliates and their respective Sublicensees that are necessary or useful to Development, Manufacture or Commercialize the Product in the Licensed Territory (such license effective only as of and after the effective date of such termination).

(g)

Upon TESARO’s request, Licensee will assign (or, if applicable, will cause its Affiliates or Sublicensees to assign) to TESARO all of Licensee’s (and such Affiliates’ and Sublicensees’) right, title and interest in and to any registered or unregistered trademarks or internet domain names that are specific to the Product (it being understood that the foregoing will not include any trademarks or internet domain names that contain the corporate or business name(s) of Licensee).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(h)

Licensee agrees (and shall cause its Affiliates and Sublicensees to so agree) to fully cooperate with TESARO and its Designee(s) to facilitate a smooth, orderly and prompt transition of the Development, Manufacture and Commercialization of the Licensed Compound and the Product in the Licensed Territory to TESARO and/or its Designee(s). Upon request by TESARO, Licensee shall transfer to TESARO or its Designee(s) any quantity of the Product in its possession as of the effective date of termination. If Licensee is, at the time of such termination of this Agreement, party to any Third Party contracts with respect to the Product, then it shall provide TESARO notice and (to the extent permitted by the terms thereof to do so), copies thereof. Licensee shall assign to TESARO any such contracts requested by TESARO, to the extent it has the right under such contract(s) to do so (and shall use commercially reasonable efforts to obtain any required consents to assign such contracts to TESARO). In addition, Licensee shall provide any cooperation reasonably requested by TESARO to ensure uninterrupted supply of the Product in the Licensed Territory.

(i)	Licensee agrees to take any other action necessary in order to ensure compliance with the terms of the Upstream Agreements.

For clarity, if Licensee terminates this Agreement as to a particular country or countries within the Licensed Territory in accordance with Section 9.3.2, then the foregoing provisions shall apply solely with respect to the country or countries that are subject to termination.

Section 9.6

Effect of Termination (Material Breach by TESARO).  Upon any termination of this Agreement by Licensee pursuant to Section 9.3.1 resulting from a material breach of this Agreement by TESARO, then the provisions of Sections 9.5(a), (b) and (c) shall apply (except that compliance with subsection (a) shall be at the cost of TESARO), and Sections 9.5(d), (e), (f), (g), (h) and (i) shall have no effect. In addition if the material breach is a breach of Section 6.6.2 with respect to the Merck Agreement, then TESARO shall use reasonable efforts to cause Merck to enter into a direct license with Licensee for the Licensed Territory.

Section 9.7

Survival. The following provisions will survive termination or expiration of this Agreement: Sections 2.3, 2.8, 3.6, 3.8, 3.9, 3.10, 6.4, 6.5.1(d), 6.6.1, 9.5, 9.6 and this Section 9.7, and Articles 7, 8 and 10, as well as any applicable definitions in Article 1 and any other provisions which are expressed to survive termination or expiration or which are required to give effect to such termination or expiration.  Termination or expiration of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at Law or in equity with respect to any breach of this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 10.	MISCELLANEOUS
Section 10.1

Entire Agreement; Amendment. This Agreement and all Exhibits attached to this Agreement constitute the entire agreement between the Parties as to the subject matter hereof. All prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings with respect to the subject matter of this Agreement are hereby superseded and merged into, extinguished by and completely expressed by this Agreement. None of the Parties shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement. No amendment, supplement or other modification to any provision of this Agreement shall be binding unless in writing and signed by all Parties.

Section 10.2

Independent Contractors. The relationship between Licensee and TESARO created by this Agreement is solely that of independent contractors. This Agreement does not create any agency, distributorship, employee-employer, partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

Section 10.3

Informal Discussions.   Except as otherwise provided herein, in the event of any controversy or claim arising out of or relating to this Agreement, or the rights or obligations of the Parties hereunder, or the relationship between the Parties with respect to the Licensed Compounds or Products, the Parties shall first try to settle their differences amicably between themselves.  Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within thirty (30) days after such notice appropriate representatives of the Parties shall meet for attempted resolution by good faith negotiations.  If such representatives are unable to resolve promptly such disputed matter within the said thirty (30) days, either Party may refer the matter by written notice to the Executive Officers for discussion and resolution.  If such Executive Officers are unable to resolve such dispute within thirty (30) days of such written notice, either Party may initiate arbitration proceedings in accordance with the provisions of Section 10.4.

Section 10.4

Arbitration. All disputes arising out of or relating to this Agreement, or the rights or obligations of the Parties hereunder, or relating in any way to the relationship between the Parties with respect to the Licensed Compounds or Products, shall be finally and exclusively settled by arbitration by a panel of three (3) arbitrators, provided such dispute is not an “Excluded Claim.”  As used in this Section, the phrase “Excluded Claim” shall mean a dispute, controversy or claim that concerns (a) the validity or Infringement of a patent, trademark or copyright (which shall not, for clarity, include any dispute, controversy or claim as to whether TESARO has established the relevant competent proof referenced in Section 9.2.2), (b) any antitrust, anti-monopoly or competition Law or regulation, whether or not statutory, or (c) any matter for which a Party has final decision-making authority under Section 5.1.5.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.4.1 The arbitration proceeding shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) with such proceedings to be held in New York, New York, United States.  The arbitrators will apply the substantive Law of the State of New York.  In all cases, the arbitration proceedings shall be conducted in the English language, and all documents that are submitted in the proceeding shall be in the English language.  Judgment upon the award rendered by arbitration may be issued and enforced by any court having competent jurisdiction.

10.4.2 If a Party intends to begin an arbitration to resolve a dispute, such Party shall provide written notice to the other Party, informing the other Party of such intention and any statement of claim required under the applicable arbitration rules.  Within twenty (20) Business Days after its receipt of such notice, the other Party shall, by written notice to the Party initiating arbitration, add any additional issues to be resolved that would be considered mandatory counterclaims under New York Law.  For clarity, the resolution of any disputes regarding such counterclaims shall be conducted in the same proceedings as the initial claims.

10.4.3 Within forty-five (45) days following the receipt of the notice of arbitration, the Party referring the matter to arbitration shall appoint an arbitrator and promptly notify the other Party of such appointment.  The other Party shall, upon receiving such notice, appoint a second arbitrator within twenty one (21) days, and the two (2) arbitrators shall, within fifteen (15) days of the appointment of the second arbitrator, agree on the appointment of a third  arbitrator who will act with them and be the chairperson of the arbitration panel.  In the event that either Party shall fail to appoint an arbitrator within thirty (30) days after the commencement of the arbitration proceeding, the arbitrator shall be appointed by the AAA.  In the event of the failure of the two (2) arbitrators to agree within sixty (60) days after the commencement of the arbitration proceeding to appoint the chairperson, the chairperson shall also be appointed by the AAA.

10.4.4 All of the arbitrators shall have significant legal or business experience in pharmaceutical licensing matters.  The arbitrators shall not be employees, directors or shareholders of either Party or any of their Affiliates.

10.4.5 Each Party shall have the right to be represented by counsel throughout the arbitration proceedings.
10.4.6 To the extent possible, the arbitration hearings and award will be maintained in confidence.

10.4.7 In any arbitration pursuant to this Agreement, the award or decision shall be rendered by a majority of the members of the panel provided for herein, with each member having one (1) vote.  The arbitrators shall render a written decision with their resolution of the dispute that shall set forth in reasonable detail the facts of the dispute and the

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reasons for their decision. The decision of the arbitrators shall be final and non-appealable and binding on the Parties.
Section 10.5

Injunctive Relief.  By agreeing to arbitration, the Parties do not intend to deprive any competent court of such court’s jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment or other order in aid of the arbitration proceedings and the enforcement of any award or judgment. Without prejudice to such provisional remedies in aid of arbitration as may be available under the jurisdiction of a national court, the court of arbitration shall have full authority to grant provisional remedies and to award damages for failure of any Party to respect the court of arbitration’s order to that effect.

Section 10.6

Expenses of Arbitration and Expert Determination.  Each Party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, that the arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges and travel expenses).  Absent the filing of an application to correct or vacate the arbitration award as permitted by applicable Law, each Party shall fully perform and satisfy the arbitration award within fifteen (15) days of the service of the award.

Section 10.7

Notice. All notices or communications required or permitted to be given by either Party hereunder shall be deemed sufficiently given if mailed by registered mail or certified mail, return receipt requested, or sent by overnight courier, such as Federal Express, to the other Party at its respective address set forth below or to such other address as notified by the other Party from time to time pursuant to this Section 10.7. Mailed notices shall be deemed to be received on the third (3rd) Business Day following the date of mailing. Notices sent by overnight courier shall be deemed received the following Business Day.

If to Licensee:MILLENNIUM PHARMACEUTICALS, INC.

40 Landsdowne Street,

Cambridge, MA 02139

Attn: Regional General Counsel

If to TESARO:TESARO, Inc.

1000 Winter Street

Suite 3300

Waltham, MA 02451

Attn: General Counsel

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with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP

100 International Drive, Suite 2000

Baltimore, MD 21202

Attn: Asher M. Rubin

Section 10.8

Governing Law.  This Agreement and any dispute arising from the performance of breach hereof shall be governed by and construed and enforced in accordance with the Laws of the State of New York without reference to conflicts of Laws principles which would direct the application of the Laws of another jurisdiction.

Section 10.9

Compliance With Law; Severability. Nothing in this Agreement shall be construed to require the commission of any act contrary to Law. If any one or more provisions of this Agreement is held to be invalid, illegal or unenforceable, the affected provisions of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Section 10.10

Non-Use of Names. Licensee shall not use the name, trademarks, tradenames, logos, or physical likeness of TESARO or any of its officers, directors or employees or any of the Upstream Licensors, or any adaptation of any of them, in any advertising, promotional or sales literature, without TESARO’s prior written consent. Licensee shall require its Affiliates and Sublicensees to comply with the foregoing. TESARO shall not use the name, trademarks, tradenames, logos, or physical likeness of Licensee or any of its officers, directors or employees, or any adaptation of any of them, in any advertising, promotional or sales literature, without Licensee’s prior written consent. TESARO shall require its Affiliates to comply with the foregoing.

Section 10.11

Successors and Assigns. Neither this Agreement nor any of the rights or obligations created herein, may be assigned by either Party, in whole or in part, without the prior written consent of the other Party, except that either Party shall be free to assign this Agreement (a) as a whole or in part without consent to an Affiliate, or (b) as a whole without consent in connection with any merger or sale of such Party or sale of all or substantially all of the assets of such Party related to the business-line or division of that Party that is the beneficiary of the rights and licenses granted under this Agreement; provided, that Licensee may not assign this Agreement in any circumstance to a Post-Execution Affiliate engaged in Competing Activities. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the Parties hereto. Any assignment of this Agreement in contravention of this Section 10.11 shall be null and void.

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Section 10.12

Waivers. A Party’s consent to or waiver, express or implied, of the other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of such breaching Party. A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition. A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

Section 10.13

No Third Party Beneficiaries. Except as expressly set forth herein, nothing in this Agreement shall be construed as giving any Person, other than the Parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 10.14	Headings; Exhibits. Article and Section headings used herein are for convenient reference only, and are not a part of this Agreement. All Exhibits are incorporated herein by this reference.
Section 10.15

Interpretation. The terms “hereof”, “herein” and “hereunder” and terms of similar import will refer to this Agreement as a whole and not to any particular provision hereof.  Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term. The language in all parts of this Agreement shall be deemed to be the language mutually chosen by the Parties. The Parties and their counsel have cooperated in the drafting and preparation of this Agreement, and this Agreement therefore shall not be construed against any Party by virtue of its role as the drafter thereof.

Section 10.16

Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same agreement, and may be executed through the use of facsimiles or .pdf documents.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

TESARO, INC.	MILLENNIUM PHARMACEUTICALS, INC.

By: /s/ Mary Lynne Hedley, Ph.D.	By: /s/ Christophe Bianchi

Name:Mary Lynne Hedley, Ph.D.	Name:Christophe Bianchi

Title:President and Chief Operating Officer	Title:President, Global Oncology Business Unit

[Signature Page to Exclusive License Agreement]

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EXHIBIT A

LICENSED COMPOUND

Niraparib, formerly known as MK-4827, licensed to TESARO under the Merck Agreement, a potent and selective poly (ADP-ribose) polymerase (PARP) inhibitor, with the chemical name as follows:

[***]

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EXHIBIT B

LICENSED PATENTS

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EXHIBIT C

MILESTONES & ROYALTIES

1.	Milestone Payments: The Milestone Events and corresponding Milestone Payments to be made pursuant to Section 3.2 of the Agreement are as follows:

Development Milestones

Milestone Event	Payment (in US millions)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Subject to the last sentence of Section 3.2, each Milestone Event for a non-prostate indication shall be determined on a tumor type-by-tumor type basis (such as ovarian cancer and breast cancer), irrespective of dosage form, insofar as the Product that is the subject of each such Milestone Event is designed to dose patients orally. For the avoidance of doubt and by way of example, if the Product is first approved for 2nd-line therapy of ovarian cancer and then the indication is extended to 1st-line therapy of ovarian cancer, only the filing and approval for the 2nd-line therapy of ovarian cancer shall be deemed to be the triggering event for the Milestone Payment for such non-prostate indication.  Subject to the last sentence of Section 3.2, the salvage line for ovarian cancer (i.e., patients who have had three (3) or more lines of prior therapy, like QUADRA) shall not [***].

Sales Milestones

Milestone Event	Payment (in US millions)
Upon the first time that annual Net Sales of Products in the Licensed Territory reaches [***]	[***]
Upon the first time that annual Net Sales of Products in the Licensed Territory reaches [***]	[***]
Upon the first time that annual Net Sales of Products in the Licensed Territory reaches [***]	[***]
Upon the first time that annual Net Sales of Products in the Licensed Territory reaches [***]	[***]
Upon the first time that annual Net Sales of Products in the Licensed Territory reaches [***]	[***]

2.Royalties: The Royalty rate payable under Section 3.3.1 of the Agreement shall be as follows:

Annual Net Sales of the Product in the Licensed Territory	Royalty Rate
Portion of annual Net Sales in the Licensed Territory below [***]	[***]

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Annual Net Sales of the Product in the Licensed Territory	Royalty Rate
Portion of annual Net Sales in the Licensed Territory at or above [***] but below [***]	[***]
Portion of annual Net Sales in the Licensed Territory at or above [***] but below [***]	[***]
Portion of annual Net Sales in the Licensed Territory at or above [***] but below [***]	[***]
Portion of annual Net Sales in the Licensed Territory at or above [***] but below [***]	[***]
Portion of annual Net Sales in the Licensed Territory at or above [***]	[***]

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EXHIBIT D

INITIAL DEVELOPMENT PLAN

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EXHIBIT E

INITIAL MATERIALS

Type of Material	Purpose	Quantity of Material	Timing for Delivery	Cost
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

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EXHIBIT F

EXCLUDED CMOS

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